SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )

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DFA Investment Dimensions Group Inc.
(Name of Registrant as Specified In Its Charter)

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DFA Investment Dimensions Group Inc.
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
 DFA VA Global Moderate Allocation Portfolio

PROXY STATEMENT
FOR SPECIAL JOINT MEETING OF SHAREHOLDERS
 TO BE HELD ON MAY 8, 2015

March 12, 2015

Dear Fellow Shareholder,

I am writing to you as a shareholder of Dimensional’s US mutual funds to ask you to vote on several proposals that will benefit the funds. A special meeting of shareholders for the funds will be held at 9:00 a.m., Central Time, on May 8, 2015, at the funds’ offices at 6300 Bee Cave Road, Building One, in Austin, Texas. Whether or not you plan to attend the meeting in person, we need your vote on the following proposals:

•	Electing the members of the Board of Directors.

•	Taking advantage of Dimensional Fund Advisors LP’s (“Dimensional”) global investment management experience and increasing efficiency by (1) approving investment sub-advisory agreements between certain of Dimensional’s fixed income funds and Dimensional’s affiliates located in London and Sydney, and (2) allowing Dimensional to appoint and replace Dimensional controlled sub-advisors for certain funds.

•	Updating the funds’ investment advisory agreements to provide a uniform agreement that increases transparency and better describes all of the services that Dimensional provides to each fund.

•	Updating the investment limitation for certain funds to eliminate the possibility of industry concentration, allowing these funds to be more diversified across industries in all market conditions.

•	Updating the investment limitation regarding investments in commodities to more clearly indicate what transactions our funds can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments.

Voting on these proposals is quick and easy. You can vote through the Internet by following the instructions included in the enclosed voting instruction form(s) or proxy card(s). You also may vote by touch-tone telephone by calling the toll-free number printed on your voting instruction form(s) or proxy card(s) or by simply mailing a completed and signed voting instruction form(s) or proxy card(s) in the enclosed postage-paid envelope.

Further details on each of the proposals listed above and instructions on voting are included in these proxy materials. If you have questions regarding voting or the ballot items included on the voting instruction form or proxy card, please call toll free at (800) 515-4479, and a representative from AST Fund Solutions, LLC, the funds’ professional proxy solicitation firm, will assist you.

We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save the funds the expense of additional follow-up mailings and solicitations.

Thank you for taking the time to consisder these important proposals and for investing with the Dimensional Funds.

Sincerely,

David G. Booth Chairman and Co-Chief Executive Officer

DFA INVESTMENT DIMENSIONS GROUP INC.
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
 DFA VA Global Moderate Allocation Portfolio

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders (the “Meeting”) of the above-listed funds (each a “Fund,” and together, the “Funds”), each of which is a separate portfolio of DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Company”). The Funds will be participating in the Meeting with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”). The Meeting is scheduled to be held on May 8, 2015 at 9:00 a.m., Central Time. The enclosed materials discuss several proposals (each a “Proposal,” and together, the “Proposals”) to be voted on at the Meeting, and contain the Notice of Special Joint Meeting of Shareholders, Proxy Statement and proxy card(s)/voting instruction form(s).

The Board of Directors of DFAIDG is soliciting the vote of shareholders of the Funds on the Proposals. The shares of the Funds are sold to separate accounts (together, the “Separate Accounts”) of certain life insurance companies (together, the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, the “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposals. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund or Funds underlying your Variable Contract. If you are a shareholder, one or more proxy card(s) are enclosed. The enclosed materials contain information about the Proposals being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

We urge you to review the Proposals in the Proxy Statement. Then, please fill out and sign the voting instruction form(s)/proxy card(s) and return it (them) to us so that we know how you would like to vote. When Variable Contract owners return their voting instructions promptly, the Funds may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. If your Variable Contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. PLEASE COMPLETE, SIGN AND RETURN each proxy card/voting instruction form that you receive.

We welcome your comments. If you have questions regarding voting or the ballot items included on the proxy card/voting instruction form, please call toll free at (800) 515-4479 from 9:00 a.m. to 10:00 p.m., Eastern Time, and a representative from AST Fund Solutions, LLC, the Funds’ professional proxy solicitation firm, will assist you.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.
Please follow the instructions on the enclosed proxy card/voting instruction form(s) to vote by telephone or Internet.

QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided the following questions and answers to provide a brief overview of the matters on which you are being asked to vote.

Background and Voting Information

Why am I receiving these proxy materials?

A Special Joint Meeting of Shareholders (the “Meeting”) of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA VA Global Moderate Allocation Portfolio (each a “Fund,” and together, the “Funds”) that are advised by Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) is being held on May 8, 2015,1 to vote on important proposals that affect the Funds. Please read the enclosed materials and cast your vote on the proxy card(s)/voting instruction form(s).

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as a “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be postponed.

Voting promptly will minimize the proxy solicitation costs incurred by the Funds. Since Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to reduce those costs by returning your proxy card/voting instruction form to help us meet this quorum requirement as quickly as possible.

The shares of the Funds are sold to separate accounts (together, the “Separate Accounts”) of certain life insurance companies (together, the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, the “Variable Contracts”) issued by the Participating Insurance Companies. The owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions

[1]	Along with the other portfolios of DFA Investment Dimensions Group Inc. (the “Company” or “DFAIDG”) and the portfolios/series of Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”) are issuing separate proxy solicitation materials.

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to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the proposals. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from owners of the Variable Contracts.

How do I vote my shares?

Voting is quick and easy. We have created four different options for you to vote:

1.	You can vote through the Internet 24 hours per day by following the instructions on your voting instruction form(s)/proxy card(s),

2.	You also may vote by touch-tone telephone 24 hours per day by calling the toll-free number printed on your voting instruction form(s) or proxy card(s) and following the recorded instructions,

3.	You also may vote your shares by completing and signing the voting instruction form(s)/proxy card(s) and mailing it (them) in the enclosed postage-paid envelope, OR

4.	You also may attend the Meeting and vote in person. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy card or voting instruction form, will be required for admission.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, LLC at 1 (800) 515-4479, 9:00 a.m. to 10:00 p.m., Eastern Time.

Why am I being asked to vote now? I don’t recall such requests in previous years.

Shareholder meetings and the proxy votes solicited at those meetings are infrequent for the Dimensional Funds and are limited only to consideration of important issues. The Dimensional Funds’ most recent shareholder meetings were held in 2009. Set forth below is a brief description of each proposal.

Has the Board approved the proposals that relate to the Funds?

Yes. The proposals for each Fund have been carefully reviewed by the Board of Directors of the Company (the “Board”). The Board members, most of whom are not affiliated with Dimensional, are responsible for protecting your interests as a shareholder. The Board believes that these proposals, as they relate to each Fund, are in the best interests of shareholders. The Board has unanimously approved the proposals and recommend that you vote “FOR” those that apply to your Fund(s).

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Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a New Jersey-based company specializing in assisting financial services firms with matters relating to shareholder meetings. It has been hired by the Company to contact shareholders and record proxy votes, but the Solicitor is not affiliated with Dimensional in any way.

The Participating Insurance Companies also may engage their own solicitors (which may include AST Fund Solutions, LLC) to solicit voting instructions from Variable Contract owners.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the record date. The record date is February 25, 2015.

How do I sign the proxy card/voting instruction form?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card/form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Information on the Proposals You Are Being Asked to Vote On

What proposals am I being asked to vote on?

You will be asked to vote on the following proposals (each a “Proposal,” and together, the “Proposals”), if they apply to your Fund:

1.	To elect a Board of Directors for the Company.

2.	To approve the use of a “manager of managers” structure whereby Dimensional will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval at no additional cost to the Funds. Examples of such sub-advisors are DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London,” and together with DFA Australia, the “Sub-Advisors”), Dimensional’s subsidiaries located in Sydney, Australia and London, United Kingdom, respectively. This proposal applies to the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, and DFA VA Global Moderate Allocation Portfolio.

3.	To approve Investment Sub-Advisory Agreements (the “Sub-Advisory Agreements”), at no additional cost to the Funds, with DFA Australia and DFA London for the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (each an “Identified Fixed Income Fund,” and together, the “Identified Fixed Income Funds”).

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4.	To approve an updated Investment Management Agreement with Dimensional for each Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities that clarifies what transactions the Funds can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments as a result of new rule-making by the U.S. Commodity Futures Trading Commission (the “CFTC”) and other regulatory bodies. The commodities or commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited.

6.	To approve an amendment to the fundamental investment limitation of the VA Short-Term Fixed Portfolio to eliminate the requirement to invest more than 25% of the Portfolio’s total assets in obligations of U.S. and foreign banks and bank holding companies in certain market conditions (i.e., “industry concentration”). Eliminating the industry concentration policy for the VA Short-Term Fixed Portfolio will allow the Fund to be more diversified across industries in all market conditions.

1.	To elect a Board of Directors.

The nominees for election to serve as members of the Board of the Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Eduardo A. Repetto, Myron S. Scholes and Abbie J. Smith. Each of the nominees is presently serving as a Director of DFAIDG.

No more than one-third of an investment company’s board of directors/trustees may be appointed by the then-current members of the board without shareholder approval. As a result, the Company’s current eight-member Board could appoint a maximum of two directors without shareholder approval. Since one of the current independent Directors had been appointed since the most recent shareholder election of the Board in 2009 (Edward P. Lazear in 2010), the departure of two current elected Directors may create a vacancy that could not be filled without a time-consuming shareholder vote. If the shareholders of the Company elect the eight nominees for Director, a future vacant Board position could be filled promptly by an appointee, allowing for a smooth transition. Electing the nominees at the Meeting seeks to ensure that rigorous corporate oversight of the Dimensional Funds will continue without interruption.

What role does the Board play? How are Board members affiliated with Dimensional?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Funds’ shareholders and have an obligation to serve the shareholders’ best interests. Six of the eight nominees for election to serve as Directors are “independent,” meaning the six nominees have no affiliation with the Funds (other than their positions on the Board) or Dimensional management, and receive compensation solely from the Company.

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2.	To approve the use of a “manager of managers” structure whereby Dimensional will be able to employ and replace sub-advisors controlled by Dimensional without shareholder approval.

Shareholders are being asked to approve a “manager of managers” structure for certain Funds to permit Dimensional to appoint, replace or change, without prior shareholder approval but subject to Board approval, sub-advisors that are controlled by Dimensional (i.e., Dimensional holds the right to vote over 50% of the sub-advisors outstanding voting securities) so long as the Board concludes that such arrangements would be in the best interests of the shareholders of a Fund (the “Manager of Managers Structure”). Dimensional uses a team-based approach in the implementation of portfolios, such as the Funds, involving the interaction of Dimensional’s research, portfolio management and trading groups. Depending on the strategy for a particular Fund, Dimensional may wish to use the portfolio management and trading expertise of personnel employed by Dimensional controlled sub-advisors in other global locations. For example, a Fund may employ Dimensional’s affiliated sub-advisors located in Sydney, Australia (DFA Australia) or London, United Kingdom (DFA London) to assist with the management of portfolios while markets are open in a particular jurisdiction. This will enable a Fund to operate with greater efficiency in the future by allowing the Fund to use Dimensional controlled sub-advisors best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals. The use of the Manager of Managers Structure will not change the fees paid to Dimensional by those Funds considering this proposal.

In addition to receiving shareholder approval, the Advisor must receive an exemptive order from the SEC before using the Manager of Managers Structure. While the SEC has not yet issued the order that will grant the Advisor permission to use the Manager of Managers Structure, and there can be no assurance that the SEC will issue the order, the Board determined to seek shareholder approval of the Manager of Managers Structure at this time to avoid additional meeting and proxy solicitation costs in the future.

At the current time, the Advisor does not anticipate any near-term changes to the portfolio management process for any Fund that might cause a Fund to use the Manager of Managers Structure.

3.	To approve two Sub-Advisory Agreements for the Identified Fixed Income Funds.

Why are the Sub-Advisory Agreements being recommended for the Identified Fixed Income Funds?

The Advisor believes that the Identified Fixed Income Funds will benefit from the global investment management experience of the Advisor’s affiliates. Under the Sub-Advisory Agreements, DFA London and DFA Australia would have discretion over the trade execution of an Identified Fixed Income Fund’s portfolio in certain foreign markets, which would allow them to efficiently take advantage of such foreign markets without the possibility of losing a trading opportunity as a result of being required to

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receive permission for certain trades from the Advisor before execution. In addition, under the Sub-Advisory Agreements, DFA Australia and DFA London will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase for and sale by an Identified Fixed Income Fund. DFA London and DFA Australia currently serve as sub-advisors for most of the Dimensional Funds that predominantly invest in equity securities.

How is Proposal 3 related to Proposal 2?

As described above, the Advisor must receive an exemptive order from the SEC before using the Manager of Managers Structure. This process could take some period of time after shareholder approval of Proposal 2 is obtained at the Meeting. As a result, the Board believes it is in the interests of shareholders to seek approval of the Sub-Advisory Agreements for the Identified Fixed Income Funds in order to take advantage of the global investment management experience of the Advisor’s affiliates as soon as possible. If shareholders approve Proposal 2 and the SEC order described above is obtained, the Board will not need to seek shareholder approval to appoint and replace Dimensional controlled sub-advisors for the Funds in the future.

Will the implementation of the Sub-Advisory Agreements increase the fees and expenses of the Identified Fixed Income Funds?

No. Dimensional will pay the sub-advisory fees due to the Sub-Advisors, so the approval and implementation of the Sub-Advisory Agreements will have no impact on shareholder expenses for the Identified Fixed Income Funds. There will be no change in the management fees paid by the Identified Fixed Income Funds as a result of the implementation of the Sub-Advisory Agreements.

4.	To approve an updated Investment Management Agreement for each Fund.

You are being asked to approve an updated Investment Management Agreement for each Fund to provide a uniform agreement that increases transparency and better describes all of the services that the Advisor provides to each Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities.

What is the fundamental investment limitation regarding investments in commodities?

The investment limitation regarding commodities is one of eight fundamental investment limitations that each Fund is legally required to have. These investment limitations are considered to be “fundamental” because the limitations may only be changed with shareholder approval. Currently, each Fund has adopted a fundamental investment limitation regarding investments in commodities that generally provides that the Fund will not purchase or sell physical commodities subject to certain exceptions. The Advisor is not proposing to change this policy that prohibits purchasing or selling physical commodities. Each Fund’s current statement of the investment limitation on

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physical commodities also includes a list of transactions, such as transactions involving currencies, that are not prohibited by this investment limitation. New types of financial instruments and derivative investments have developed over the last several years and the regulatory guidance regarding commodities-related transactions has also evolved through rule-making by the CFTC and other governmental bodies. Because of these developments, the Funds are requesting shareholder approval to amend the fundamental investment limitation regarding commodities to clarify the list of transactions that are not viewed by Dimensional as involving a purchase or sale of physical commodities. Some examples of transactions that Dimensional does not view as involving the purchase or sale of physical commodities are transactions involving swaps or options or investments in securities of companies that may purchase, sell or invest in commodities. This clarifying amendment will help preserve the Funds’ flexibility to invest in a variety of modern financial instruments that could be considered commodity interests under developing regulatory guidance.

What will be the effect of the amendment to my Fund’s current fundamental investment limitation regarding investments in commodities?

The Board and Dimensional do not anticipate any changes to the manner in which any of the Funds are managed as a result of this clarifying amendment to the fundamental investment limitation. The Funds do not plan to purchase any physical commodities and this would not change. The same commodities and commodities-related transactions that are currently prohibited would continue to be prohibited under the proposed amended investment limitation.

6.	To approve an amendment to the fundamental investment limitation to eliminate the banking industry concentration policy for the VA Short-Term Fixed Portfolio.

What is the fundamental investment limitation regarding banking industry concentration?

Currently, the VA Short-Term Fixed Portfolio is required to invest more than 25% of its total assets (i.e., “concentrate”) in obligations of U.S. and foreign banks and bank holding companies (together, “banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. The Advisor believes that the current fundamental investment limitation does not provide any benefits to the VA Short-Term Fixed Portfolio, and is not necessary for the Fund to achieve its investment objective. The Advisor also believes that eliminating the requirement to concentrate in banking industry securities at certain times is consistent with the VA Short-Term Fixed Portfolio being managed on a long-term basis while also avoiding the short-term changes in the Fund’s investment program. This industry concentration investment limitation, like the commodities limitation discussed above, is one of eight fundamental investment limitations that the Fund is legally required to have, and that may only be changed with shareholder approval. The VA Short-Term

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Fixed Portfolio is requesting shareholder approval to amend its fundamental investment limitation regarding industry concentration in order to eliminate the requirement that the Fund concentrate its investments in banking industry securities. The proposed change to the industry concentration policy does not have any impact on the Fund’s current classification as a diversified company.

What will be the effect of the amendment to the VA Short-Term Fixed Portfolio’s current fundamental investment limitation regarding industry concentration?

Eliminating the industry concentration policy will allow the VA Short-Term Fixed Portfolio to be more diversified across industries in all market conditions and will give the Advisor more flexibility to buy and sell securities to facilitate additional diversification for the Fund. By eliminating the current concentration policy with respect to investing in banking industry securities, the VA Short-Term Fixed Portfolio will reduce its potential exposure to the banking industry.

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DFA INVESTMENT DIMENSIONS GROUP INC.

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA VA Global Moderate Allocation Portfolio (each a “Fund,” and together, the “Funds”) of DFA Investment Dimensions Group Inc. (the “Company” or “DFAIDG”) will be held at the Company’s principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 on May 8, 2015 at 9:00 a.m., Central Time. The Funds will be participating in the Meeting with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”). DFAIDG, DIG, DFAITC and DEM are herein referred to each as a “Dimensional Company,” and together, as the “Dimensional Companies.”2

During the Meeting, shareholders of the Funds will be asked to vote on several proposals and sub-proposals (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”). The shares of the Funds are sold to separate accounts (the “Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (the “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposals and Sub-Proposals. The Participating Insurance Companies have agreed to solicit and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from owners of the Variable Contracts.

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below. Proposals and Sub-Proposals 1 through 6 are applicable to each Fund, unless otherwise indicated. The Board of Directors of DFAIDG recommends that you vote, or submit voting instructions, “FOR” each Proposal and Sub-Proposal.

1.	To elect a Board of Directors for DFAIDG.

2.	To approve the use of a “manager of managers” structure whereby Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval.

[2]	The Dimensional Funds, other than the Funds, are issuing separate proxy solicitation materials. Among other items, shareholders of the other portfolios of DFAIDG are being asked to vote on the election of Directors for DFAIDG.

Examples of Dimensional controlled sub-advisors are DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London,” and together with DFA Australia, the “Sub-Advisors”), Dimensional’s subsidiaries located in Sydney, Australia and London, United Kingdom, respectively. This proposal applies to the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, and DFA VA Global Moderate Allocation Portfolio.

3.	To approve new Investment Sub-Advisory Agreements as follows (includes two (2) Sub-Proposals):

(a)	To approve a new Investment Sub-Advisory Agreement, at no additional cost to the Fund, among the Advisor, DFA Australia and DFAIDG, on behalf of the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio.

(b)	To approve a new Investment Sub-Advisory Agreement, at no additional cost to the Fund, among the Advisor, DFA London and DFAIDG, on behalf of the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio.

4.	To approve an updated Investment Management Agreement for each Fund between Dimensional and the Company, on behalf of the Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities that clarifies what transactions each Fund can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments. The commodities or commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited.

6.	To approve an amendment to the fundamental investment limitation to eliminate the possibility of industry concentration by the VA Short-Term Fixed Portfolio. Eliminating the industry concentration policy will allow the Fund to be more diversified across industries in all market conditions.

By Order of the Board of Directors of DFAIDG,

Catherine L. Newell Vice President and Secretary

March 12, 2015

Please read the proxy materials carefully and sign and promptly return the proxy card(s)/voting instruction form(s) you receive regardless of the number of shares attributable to your Variable Contract.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 8, 2015.

The notice of joint special meeting of shareholders, proxy statement and proxy card(s)/voting instruction form(s)
are available on the Internet at http://us.dimensional.com/2015-proxyvote/VAstatement.pdf.

DFA Investment Dimensions Group Inc.
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
 DFA VA Global Moderate Allocation Portfolio

PROXY STATEMENT

PROXY STATEMENT

TABLE OF CONTENTS

Table 1 - List of Funds and Proposals to be Considered
Information about Voting		1
Proposal 1:	Election of a Board of Directors for DFAIDG	5
Proposal 2:	Approval of the Use of a “Manager of Managers” Structure whereby Dimensional will be able to Employ and Replace Dimensional Controlled Sub-Advisors without Shareholder Approval	19
Proposal 3:	Approval of New Investment Sub-Advisory Agreements among the Advisor, each of DFA Australia and DFA London and DFAIDG, on behalf of the Identified Fixed Income Funds (These Proposals involve separate votes on Sub-Proposals 3(a) and 3(b))	23
Sub-Proposal 3(a):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA Australia and DFAIDG, on behalf of the Identified Fixed Income Funds	29
Sub-Proposal 3(b):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA London and DFAIDG, on behalf of the Identified Fixed Income Funds	31
Proposal 4:	Approval of a Proposed Updated Investment Management Agreement for each Fund	34
Proposal 5:	To Amend the Fundamental Investment Limitation Regarding Investments in Commodities	46
Proposal 6:	To Amend the Fundamental Investment Limitation Regarding Industry Concentration	48
Additional Information about the Funds		51
Further Information about Voting and the Meeting		53
Exhibit List		56

i

Table 1-Listing of the Proposals and Sub-Proposals that the shareholders of each Fund are being asked to consider:

Proposals 1, 4 and 5 apply to all Funds.

Proposal 1	Election of a Board of Directors
Proposal 4	Approval of a Proposed Updated Investment Management Agreement for each Fund
Proposal 5	Amendment of the Fundamental Investment Limitation Regarding Investments in Commodities

Proposal 2 applies to the following Funds:

VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, and DFA VA Global Moderate Allocation Portfolio.
Proposal 2
Approval of the Use of a “Manager of Managers” Structure whereby Dimensional Fund Advisors LP (“Dimensional” or “Advisor”) will be able to Employ and Replace Dimensional Controlled Sub-Advisors without Shareholder Approval

Proposal 3, including sub-proposals 3(a) and 3(b) applies to the following Funds:

VA Short-Term Fixed Income Portfolio and VA Global Bond Portfolio (the “Identified Fixed Income Funds”)
Proposal 3
Approval of New Investment Sub-Advisory Agreements among the Advisor, each of DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London”), and DFAIDG, on behalf of the Identified Fixed Income Funds (These Proposals involve separate votes on Sub-Proposals 3(a) and 3(b))

Sub-Proposal 3(a):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA Australia and DFAIDG, on behalf of the Identified Fixed Income Funds
Sub-Proposal 3(b):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA London and DFAIDG, on behalf of the Identified Fixed Income Funds

Proposal 6 applies to the following Fund:

VA Short-Term Fixed Portfolio
Proposal 6	Amendment of the Fundamental Investment Limitation Regarding Industry Concentration

ii

INFORMATION ABOUT VOTING

Who is Asking for my Vote?

The Board of Directors of DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Company”) has requested that shareholders of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA VA Global Moderate Allocation Portfolio series of the Company (each a “Fund,” and together, the “Funds”) vote on several important matters (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”) in connection with a Special Joint Meeting of Shareholders (the “Meeting”). The Funds will be participating in the Meeting with the other portfolios of the Company (together, the “Series”) and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”). Each of DFAIDG, DIG, DFAITC and DEM is hereinafter referred to in this Proxy Statement as a “Dimensional Company,” and together, as the “Dimensional Companies.” The Meeting is scheduled to be held on May 8, 2015 at 9:00 a.m., Central Time, at the Dimensional Companies’ principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Shares of the Funds are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (together, the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Funds. The Separate Accounts invest in shares of the Funds in accordance with instructions from owners of the Variable Contracts.

In accordance with current law, the Separate Accounts, which are the shareholders of record of the Funds, in effect, pass along their voting rights to the owners of the Variable Contracts. Each Participating Insurance Company is seeking instructions as to how the owners of its Variable Contracts wish the Participating Insurance Company to vote the shares of the Funds technically owned by the Separate Account, but in which the owners of the Variable Contracts may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the owners of Variable Contracts about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Each Participating Insurance Company has agreed to solicit the owners of the Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

For the limited purpose of this Proxy Statement, the terms “shareholder,” “you,” and “your” refer to (i) Variable Contract owners, which may have, or may be deemed to have, a beneficial interest in the Funds; (ii) Separate Accounts and Participating Insurance Companies, as direct owners of Fund shares; and (iii) any other direct shareholders of the Funds, unless the context otherwise requires.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a Series of the Company, although all actions are actually taken by the Company on behalf of the Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on February 25, 2015 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. In addition, the owners of a Variable Contract that had a Variable Account allocated to a Fund as of the close of business on the Record Date are entitled to instruct the Participating Insurance Company on how to vote on the Proposals and Sub-Proposals relating to that Fund.

The DFA VA Global Moderate Allocation Portfolio offers two classes of shares: Class L10 shares and Institutional Class shares. Each share of each class is entitled to one vote (and a proportionate fractional vote for each fractional share). None of the Proposals in this Proxy Statement requires separate voting by class.

The Proxy Statement and the proxy card(s)/voting instruction form(s) (“proxy card(s)”) were first made available to shareholders of record on or about March 20, 2015.

On What Issues am I Being Asked to Vote?

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below. Each Fund is being asked to consider each Proposal and Sub-Proposal, unless otherwise indicated.

1.	To elect a Board of Directors for DFAIDG.

2.	To approve the use of a “manager of managers” structure whereby Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval. Examples of Dimensional controlled sub-advisors are DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London,” and together with DFA Australia, the “Sub-Advisors”), Dimensional’s subsidiaries located in Sydney, Australia and London, United Kingdom, respectively. This proposal applies to the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, and DFA VA Global Moderate Allocation Portfolio.

3.	To approve new Investment Sub-Advisory Agreements, at no additional cost to the Fund, for the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (each an “Identified Fixed Income Fund,” and together, the “Identified Fixed Income Funds”) as follows (includes two (2) Sub-Proposals):

(a)	To approve a new Investment Sub-Advisory Agreement among the Advisor, DFA Australia and DFAIDG, on behalf of the Identified Fixed Income Funds.

(b)	To approve a new Investment Sub-Advisory Agreement among the Advisor, DFA London and DFAIDG, on behalf of the Identified Fixed Income Funds.

4.	To approve an updated Investment Management Agreement for each Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities that clarifies what transactions each Fund can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments. The commodities or commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited.

6.	To approve an amendment to the fundamental investment limitation to eliminate the possibility of industry concentration by the VA Short-Term Fixed Portfolio. Eliminating the industry concentration policy will allow the Fund to be more diversified across industries in all market conditions.

How Does the Board of the Company Recommend that I Vote?

The Board of Directors of DFAIDG (the “Board”) unanimously recommends that shareholders of the Funds vote “FOR” each Proposal and Sub-Proposal.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting and vote or submit your voting instructions in person, you may vote through the Internet by going to the website located on your proxy card(s), you may complete and return your proxy card(s) by mail. Additionally, you may vote or submit your voting instructions by touch-tone telephone by calling the number on your proxy card(s). If you have any questions regarding how to vote your shares, please call AST Fund Solutions, LLC at 1 (800) 515-4479, 9:00 a.m. to 10:00 p.m., Eastern Time.

Proxy cards that are properly executed prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted as you indicate, and any such Proposal for which no vote is specified will be voted “FOR” that Proposal. If you execute the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your shares will be voted “FOR” all Proposals on which you are entitled to vote.

With respect to owners of Variable Contracts that are submitting voting instruction forms, voting instruction forms that are properly signed, dated, and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on any of Proposals 1 through 6, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which no voting instructions are given, and signed voting instruction forms without specified instructions, generally will be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

May I Revoke my Voting Instructions/Proxy?

If you are a Variable Contract owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxy or voting instructions at any time before it is voted by forwarding a written revocation or a later-dated proxy to DFAIDG, provided that either is received by DFAIDG at or prior to the Meeting, or by attending the Meeting and voting in person.

Reports to Shareholders and Financial Statements

Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please write to the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary; call collect at (512) 306-7400; or access the reports on the Funds’ website at http://us.dimensional.com/.

PROPOSAL 1:	ELECTION OF A BOARD OF DIRECTORS FOR DFAIDG

Introduction to Proposal 1

In Proposal 1, shareholders of each Fund are being asked to elect eight Directors (together, the “Director Nominees”) to the Board of the Company.

The Directors of the Board (each a “Director,” and together, the “Directors”) are responsible for supervising the management of DFAIDG and serving the needs and best interests of Fund shareholders. The Board elects the officers of the Company, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Company. The Director Nominees for election to serve as Directors of the Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Eduardo A. Repetto, Myron S. Scholes and Abbie J. Smith.

Who are the Director Nominees?

All of the Director Nominees standing for election are presently members of the Board. The Board is comprised of six Board members who are not “interested persons” of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (together, the “Disinterested Directors”), and two Board members who are “interested persons” of the Company (together, the “Interested Directors”). Among the Director Nominees, David G. Booth and Eduardo A. Repetto are deemed to be Interested Directors. Mr. Booth, an Interested Director, is Chairman of the Board. The Disinterested Directors designated Myron S. Scholes as the Lead Disinterested Director. As the Lead Disinterested Director, Mr. Scholes, among other duties: acts as a principal contact for management for communications to the Disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the Disinterested Directors; raises issues and discusses ideas with management on behalf of the Disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the Disinterested Directors (other than committee meetings, which are chaired by the respective committee chairperson). The existing Board structure for the Company provides the Disinterested Directors with adequate influence over the governance of the Board and the Company, while also providing the Board with the invaluable insight of the two Interested Directors, who, as both officers of the Company and the Advisor, participate in the day-to-day management of the Company’s affairs, including risk management.

Listed below, beside the name, address and age of each Director Nominee, are the Director Nominees’ positions and length of service on the Board, principal occupations during the past five years (their titles may have varied during that period), the number of Dimensional Funds that the Director Nominees oversee and other board memberships that the Director Nominees hold (if applicable). The Dimensional Funds consists of the four Dimensional Companies.

DISINTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	109 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 76	Director	Since 1986
Steven G. Rothmeier Professor and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				109 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (29 portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 71	Director	Since 1981
Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				109 portfolios in 4 investment companies	None

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 Age: 66	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of President George W. Bush’s Council of Economic Advisers (2006-2009). Council of Economic Advisors, State of California (2005-2006). Formerly, Commissioner, White House Panel on Tax Reform (2005).
				109 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 73	Director	Since 1981
Chief Investment Strategist, Janus Capital Group Inc. (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).
				109 portfolios in 4 investment companies	Advisor, Kuapay Inc. (since 2013). Formerly, Director, American Century Fund Complex (registered investment companies) (43 portfolios) (1980-2014).

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (2008-2011).
109 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System, Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (4 investment companies within the fund complex) (33 portfolios) (since 2009).

INTERESTED DIRECTOR NOMINEES

The following Director Nominees are deemed to be Interested Directors due to their positions with the Advisor.

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 68	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and formerly, Chief Executive Officer (until 1/1/2010) of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Advisors Ltd., Dimensional Funds plc and Dimensional Funds II plc. Formerly, President, Dimensional SmartNest (US) LLC (2009-2014). Limited Partner, VSC Investors, LLC (since 2007). Formerly, Limited Partner, Oak Hill Partners (2001-2010). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director and President (since 2012) of Dimensional Japan Ltd. Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (since 2010).
				109 portfolios in 4 investment companies	None

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 48	Director, Co-Chief Executive Officer and Co-Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Co-Chief Investment Officer (since June 2014), Director and formerly, Chief Investment Officer (until June 2014) of the DFA Entities. Director, Co-Chief Executive Officer and Chief Investment Officer (since 2010) of Dimensional Cayman Commodity Fund I Ltd. Director, Co-Chief Executive Officer, President and Co-Chief Investment Officer of Dimensional Fund Advisors Canada ULC and formerly, Chief Investment Officer (until April 2014). Co-Chief Investment Officer, Vice President and Director of DFA Australia Limited and formerly, Chief Investment Officer (until April 2014). Director of Dimensional Fund Advisors Ltd., Dimensional Funds plc, Dimensional Funds II plc and Dimensional Advisors Ltd. Formerly, Vice President of the DFA Entities and Dimensional Fund Advisors Canada ULC. Director and Chief Investment Officer (since December 2012) of Dimensional Japan Ltd.
				109 portfolios in 4 investment companies	None

[1]	Each Director is a Director of each of the four registered investment companies constituting the Dimensional Companies. Each Disinterested Director also serves on the Independent Review Committee of the mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC, also known as the Dimensional Funds.

If elected, each Director Nominee will hold office for an indefinite term until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, or removal. Each Director Nominee currently is available and has consented to serve if elected. If any of the Director Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Mr. Lazear, although he currently serves on the Board, is standing for election by shareholders for the first time. Mr. Lazear was appointed to the Board in 2010, and was recommended for appointment to the Board by the Company’s Nominating Committee, which consists solely of Disinterested Directors. Mr. Lazear initially was identified by the Disinterested Directors during a search process for potential candidates that was undertaken by the Nominating Committee.

How are Nominees for Director Selected?

The Nominating Committee consists of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes, and Abbie J. Smith. The Nominating Committee makes recommendations for nominations of Disinterested and Interested Directors on the Board to the Disinterested Directors and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a Board member; (2) whether or not the person has any relationships that might impair the person’s independence; (3) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; and (4) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size.

When the Board has, or expects to have, a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to the Company’s Secretary at such address as is set forth in the Company’s disclosure documents. Additionally, the recommendation must include appropriate background material, including: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Series of the Company that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Company’s outstanding shares; and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written Charter for the Nominating Committee. A copy of the Nominating Committee Charter is attached as Exhibit A-1 to this Proxy Statement. There was one Nominating Committee meeting held for the Company during the fiscal year ended October 31, 2014.

The Nominating Committee believes that it is in the best interests of the Company and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Company and protect the interests of shareholders. The Board has noted that each Director has professional experience in areas of importance for investment companies. The Board considered that each Disinterested Director held an academic position in the areas of finance, economics or accounting. The Board also noted that each of Mr. Gould, Mr. Scholes, and Ms. Smith has experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Mr. Booth and Mr. Repetto possessed valuable experience due to their positions with the Advisor.

How Often Does the Board Meet and What Are the Board Members Paid?

The Board is responsible for establishing the Company’s policies and for overseeing the management of the Company. The Board held five meetings during the fiscal year ended October 31, 2014, and each incumbent Director who is standing for election at this Meeting attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such Director serves during the Company’s fiscal year ended October 31, 2014. The Company currently does not have a formal policy regarding Board members’ attendance at shareholders’ meetings but encourages Directors to do so. In addition, the Company did not hold, nor was it required to hold, an annual meeting at which Board members were elected during the Company’s fiscal year ended October 31, 2014.

Each Disinterested Director is compensated by the Company. The Interested Directors are not compensated for their services as Board members by the Company. The Company does not maintain or provide pension or retirement benefits to its Board members.

The following table identifies the amount of compensation that each Director received from the Company and the aggregate amount of compensation that each Disinterested Director received from the Dimensional Funds for the fiscal year ended October 31, 2014. Additionally, the table provides the amount of compensation that was received by the highest paid executive officer of the Company. No other executive officer is compensated by the Company.

Name and Position	Aggregate compensation from DFAIDG*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation the Dimensional Funds Paid to Directors†
George M. Constantinides	$164,257	N/A	N/A	$250,000
Disinterested Director
John P. Gould	$164,257	N/A	N/A	$250,000
Disinterested Director
Roger G. Ibbotson	$170,821	N/A	N/A	$260,000
Disinterested Director
Edward P. Lazear	$164,257	N/A	N/A	$250,000
Disinterested Director
Myron S. Scholes	$197,075	N/A	N/A	$300,000
Lead Disinterested Director
Abbie J. Smith	$164,257	N/A	N/A	$250,000
Disinterested Director
Christopher S. Crossan	$261,672	N/A	N/A	N/A
Chief Compliance Officer

†	The Dimensional Funds includes four registered investment companies for which the Advisor performs advisory and/or administrative services and for which the individuals listed above serve as Directors on the Boards of such Dimensional Companies.

*	Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the Disinterested Directors of the Company may defer receipt of all or a portion of the compensation for serving as members of the four Boards. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the Dimensional Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the Disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Disinterested Director or to pay any particular level of compensation to the Disinterested Director. The total amount of deferred compensation accrued by the Disinterested Directors from the Dimensional Funds who participated in the Plan during the fiscal year ended October 31, 2014 is as follows: $260,000 (Mr. Ibbotson) and $250,000 (Mr. Lazear). A Disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the Disinterested Director’s resignation from the Boards, or death or disability; or (b) five years following the first deferral, in such amounts as the Disinterested Director has specified. The obligations of the Dimensional Funds to make payments under the Plan will be unsecured general obligations of the Dimensional Funds, payable out of the general assets and property of the Dimensional Funds.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Fund and in all of the Dimensional Funds as of December 31, 2014 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Dimensional Companies Overseen by Director in the Dimensional Funds
Disinterested Director Nominees:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	Over $100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Director Nominees:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**	As discussed above, the compensation to certain of the Disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the Dimensional Funds. Thus, the Disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the Dimensional Funds although the Disinterested Directors do not directly own shares of the Dimensional Funds.

What is the Board’s Role in Risk Oversight of the Company?

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Company.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund’s portfolios. The Board discusses these reports and the Funds’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the Funds. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a Fund and such change could have a significant impact on the Fund’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Company’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Funds’ fair valued securities. Such reports also include information concerning illiquid and any worthless securities held by each Fund. In addition, the Board’s Audit Committee reviews valuation procedures and pricing results with the Company’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Company’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission (“SEC”) rules, the Disinterested Directors meet in executive session with the CCO, and the Company’s CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Company and receives information about the compliance procedures in place for the Company’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the Company level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Who are the Executive Officers of the Company?

Officers of the Company are appointed by the Board and serve at the pleasure of the Board. Exhibit A-2 to this Proxy Statement identifies the executive officers of the Company, and provides the name, age, information regarding positions with the Company and the principal occupation for each officer of the Company. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.

What are the Standing Committees of the Board?

The Board has three standing committees: the Audit Committee, the Nominating Committee and the Investment Strategy Committee (the “Strategy Committee”). For more information on the Nominating Committee, see “How are Nominees for Director Selected?” above.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. The Audit Committee oversees the Company’s accounting and financial reporting policies and practices, the Company’s internal controls, the Company’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Company’s independent registered public accounting firm and also acts as a liaison between the Company’s independent registered public accounting firm and the full Board. There were two Audit Committee meetings held for the Company during the fiscal year ended October 31, 2014.

The Strategy Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of a Board or the Advisor, the Strategy Committee: (i) reviews the design of possible new series of the Company; (ii) reviews the performance of existing Series of the Company, and discusses and recommends possible enhancements to the Funds’ investment strategies; (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Fund; and (iv) considers issues relating to investment services for each Series of the Company. There were two Strategy Committee meetings held for the Company during the fiscal year ended October 31, 2014.

Who are the Company’s Auditors?

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as auditors of the Company. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to any appropriate questions.

Audit Fee Information for the Company.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s annual financial statements and for review of the financial statements included in the Company’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for the Company’s fiscal years ended October 31, 2013 and October 31, 2014 were $1,448,699 and $1,515,544, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit or review of the Company’s financial statements, which were not reported under “Audit Fees” above (the “Audit-Related Fees”), for the Company’s fiscal years ended October 31, 2013 and October 31, 2014 were $116,948 and $123,244, respectively. The Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Company’s semi-annual financial statements.

The Audit-Related Fees required to be approved by the Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $155,000 and $165,000 for the fiscal years ended October 31, 2013 and October 31, 2014, respectively. The Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Advisor.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning (the “Tax Fees”) for the Company for the fiscal years ended October 31, 2013 and October 31, 2014 were $640,381 and $658,862, respectively. The Tax Fees included fees for tax services in connection with the Company’s excise tax calculations, limited review of the Company’s applicable tax returns and capital gains tax services in India.

There were no Tax Fees required to be approved by the Board’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.

All Other Fees

There were no additional fees paid by the Company for products and services provided by PwC, other than the services reported above, for the Company’s last two fiscal years. There were no “All Other Fees” required to be approved by the Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended October 31, 2013 and October 31, 2014.

The Audit-Related Fees and Tax Fees disclosed above were approved by the Audit Committee of the Board but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The percentage of hours expended on PwC’s engagement to audit the Company’s financial statements for the fiscal year ended October 31, 2014 that were attributed to work performed by persons other than PwC’s full time, permanent employees was not greater than 50%.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Company, the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company for the fiscal years ended October 31, 2013 and October 31, 2014 were $2,782,732 and $2,990,464, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Pre-Approval Policies and Procedures

The Audit Committee of the Board has adopted Pre-Approval Policies and Procedures. The Pre-Approval Policies and Procedures are set forth in Exhibit A-3 to this Proxy Statement.

What is the Required Vote on Proposal 1?

The Director Nominees will be elected to the Board of DFAIDG by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Series of DFAIDG, including the Funds. This means that the Director Nominees receiving the largest number of votes will be elected to fill the eight available positions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD.

PROPOSAL 2:	APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY DIMENSIONAL WILL BE ABLE TO EMPLOY AND REPLACE DIMENSIONAL CONTROLLED SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Proposal 2 applies only to the Funds listed below (such Funds are sometimes referred to individually in this Proposal as a “Proposal 2 Fund” or collectively the “Proposal 2 Funds”):

The following Funds currently have existing sub-advisory agreements: VA International Value Portfolio and VA International Small Portfolio.

The following Fund of Funds currently invests in an underlying fund that has existing sub-advisory agreements:  DFA VA Global Moderate Allocation Portfolio.

The following fixed income strategy Funds currently do not have existing sub-advisory agreements but are being asked to approve proposed sub-advisory agreements in Proposal 3 below: VA Short-Term Fixed Portfolio and VA Global Bond Portfolio.

The following discussion relates to Proposal 2. The Board is recommending that shareholders of each Fund listed above approve Proposal 2 to permit Dimensional to appoint, replace or change, without prior shareholder approval but subject to Board approval, sub-advisors that are controlled by Dimensional (i.e., Dimensional holds the right to vote over 50% of the sub-advisor’s outstanding voting securities) (“Dimensional Controlled Sub-advisors”), so long as the Board concludes that such arrangements would be in the best interests of the shareholders of a Fund. This advisory structure is commonly referred to as a “Manager of Managers Structure.”

Why am I being asked to vote on this Proposal?

Dimensional uses a team-based approach in the implementation of portfolios, such as the Proposal 2 Funds, involving the interaction of Dimensional’s research, portfolio management and trading groups. Depending on the strategy for a particular Proposal 2 Fund, Dimensional may wish to use the portfolio management and trading expertise of personnel employed by Dimensional’s Controlled Sub-advisors in other global locations. For example, a Proposal 2 Fund may employ Dimensional’s wholly-owned affiliated sub-advisors located in Sydney, Australia (DFA Australia) or London, United Kingdom (DFA London) to assist with the management and trading of securities of portfolios while markets are open in a particular jurisdiction. As indicated above, all but two of the Proposal 2 Funds already have the benefit of sub-advisory agreements, either directly or through their fund structure as a Fund of Funds. If the DFA VA Global Moderate Allocation Portfolio changed its fund structure to invest in non-U.S. security holdings directly, it would need to enter into sub-advisory agreements directly with the Dimensional Controlled Sub-advisors in order to continue to benefit  from the foreign investing expertise of Dimensional Controlled Sub-advisors like DFA London or DFA Australia and their sub-advisory services.  The approval of Proposal 2 would facilitate this ability and aid in the seamless transition by the Fund of Funds to having portfolio securities directly managed.

Adoption of the Manager of Managers Structure would enable all of the Proposal 2 Funds to operate with greater efficiency by allowing the Board to approve the use of any current or future Dimensional Controlled Sub-advisors best suited to the Proposal 2 Fund’s needs without incurring the potential expense and delays that could be associated with obtaining shareholder approvals. For example, a Dimensional Controlled Sub-advisor in a different region of the world could more efficiently take advantage of foreign markets without the possibility of losing a trading opportunity from being required to receive permission for certain trades from the Advisor before execution. In addition, such Dimensional Controlled Sub-advisors may provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase and sale by a Proposal 2 Fund. In providing such portfolio management and trading services with respect to a Proposal 2 Fund, a Dimensional Controlled Sub-advisor would follow the same investment and trading philosophy, and employ substantially similar investment and trading processes, as does Dimensional in managing a Proposal 2 Fund’s portfolio and would be subject to the oversight of the Advisor and the Board. Furthermore, the Advisor’s investment committee oversees the investment policies and guidelines for each of the Proposal 2 Funds and any Dimensional Controlled Sub-advisor that is appointed to sub-advise a Proposal 2 Fund would be required to follow the investment policies and guidelines set by the Advisor’s investment committee for that Fund. Finally, a Dimensional Controlled Sub-advisor is required to be registered as an investment adviser with the SEC in order to serve as a sub-advisor to any of the Proposal 2 Funds.

As mentioned above, DFA Australia (as specified in Exhibit B-5) and DFA London (as specified in Exhibit B-7) currently serve as sub-advisors to the VA International Value Portfolio and VA International Small Portfolio, and have served in this sub-advisory capacity since these Funds first commenced public operations.

In addition to receiving shareholder approval, the Advisor must receive an exemptive order from the SEC before using the Manager of Managers Structure. While the Advisor has not yet received the order that will grant permission from the SEC to use the Manager of Managers Structure, and there can be no assurance that such order will be granted, the Board has determined to seek shareholder approval of the Manager of Managers Structure at this time to avoid additional meeting and proxy solicitation costs in the future. Dimensional will not hire unaffiliated sub-advisors and will not request the ability to do so in its application to the SEC for an exemptive order to allow the Manager of Managers Structure.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Advisor will be permitted to appoint and replace Dimensional Controlled Sub-advisors for a Proposal 2 Fund and to enter into, and approve, amendments to sub-advisory agreements with Dimensional Controlled Sub-advisors without first obtaining shareholder approval, if the Board concludes that such arrangements are in the best interests of the Proposal 2 Fund’s shareholders and approves such arrangements. The Board, including a majority of the Disinterested Directors, must approve any new Dimensional Controlled Sub-advisor and any new or amended sub-advisory agreement with a Dimensional Controlled Sub-advisor. A Dimensional Controlled Sub-advisor includes any sub-advisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the sub-advised Fund, Dimensional Funds or the Advisor and for which the Advisor holds the right to vote over 50% of the outstanding voting securities of such sub-advisor.

As background, provisions of the 1940 Act that apply to each Proposal 2 Fund require that investment management agreements between funds and their investment advisors be approved by shareholders. The Advisor, however, anticipates requesting an exemptive order (the “Order”) from the SEC permitting the Advisor to hire new Dimensional Controlled Sub-advisors without obtaining shareholder approval, subject to the approval of the Board. As mentioned before, Dimensional will not hire unaffiliated sub-advisors and will not request the ability to do so in its application to the SEC for an Order to allow the Manager of Managers Structure.

Under the Manager of Managers Structure, the Advisor will have the overall responsibility, subject to oversight by the Board, to oversee the Dimensional Controlled Sub-advisors and recommend their hiring, termination and replacement. Specifically, the Advisor will, subject to the review and approval of the Board: (1) set the Proposal 2 Fund’s overall investment strategy; (2) evaluate, select and recommend Dimensional Controlled Sub-advisors to manage all or a portion of the Proposal 2 Fund’s assets; and (3) implement procedures reasonably designed to ensure that each Dimensional Controlled Sub-advisor complies with the Proposal 2 Fund’s investment goal, policies and limitations. Subject to the review by the Board, the Advisor will: (1) when appropriate, allocate and reallocate the Proposal 2 Fund’s assets among multiple Dimensional Controlled Sub-advisors; and (2) monitor and evaluate the performance of the Dimensional Controlled Sub-advisors. The Board would also review each Proposal 2 Fund’s sub-advisors and sub-advisory agreements at least annually in the same manner it reviews the Advisor and the Advisor’s investment management agreement. The replacement of the Advisor or the imposition of material changes to the investment management agreement with the Advisor would, however, require prior shareholder approval.

The Manager of Managers Structure will: (1) enable a new Dimensional Controlled Sub-advisor to commence providing services to a Proposal 2 Fund more quickly and with less potential expense to the Proposal 2 Fund when the Advisor and the Board believe that such an appointment would be in the best interests of the Proposal 2 Fund; and (2) permit the Advisor to allocate and reallocate the Proposal 2 Fund’s assets among itself and one or more Dimensional Controlled Sub-advisors when the Advisor and the Board believe that it would be in the best interests of the Proposal 2 Fund.

How does this Proposal affect my fees as a shareholder of a Proposal 2 Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Proposal 2 Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Proposal 2 Fund. Further shareholder approval would be necessary to increase the management fees that are payable by a Proposal 2 Fund, which is not contemplated. The costs associated with informing shareholders of a Proposal 2 Fund of the hiring of any new Dimensional Controlled Sub-advisor will be borne by the Advisor.

How does this Proposal affect my right to vote on sub-advisory agreements?

If Proposal 2 is approved, a Proposal 2 Fund’s shareholders will generally no longer be asked to approve the use of new Dimensional Controlled Sub-advisors for the Proposal 2 Fund, assuming that the Order is issued and the conditions of the Order are met. Rather, the Advisor, with the approval of the Board, would be able to appoint new Dimensional Controlled Sub-advisors and make appropriate changes to the sub-advisory agreements with Dimensional Controlled Sub-advisors without seeking shareholder approval. A Proposal 2 Fund will, however, inform shareholders of the hiring of any new Dimensional Controlled Sub-advisor within 90 days after the hiring of the sub-advisor.

If Proposal 2 is not approved by a Proposal 2 Fund’s shareholders, then the Advisor would generally only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to a Proposal 2 Fund and its shareholders by the Board.

Why did the Board approve the Manager of Managers Structure?

As discussed above, access to a Dimensional Controlled Sub-advisor in a different region of the world would: (1) allow a Proposal 2 Fund to more efficiently take advantage of foreign markets by eliminating delays that currently may result from the need to consult and get instruction from the Advisor in a different time zone; and (2) provide a Proposal 2 Fund with additional valuable investment advice and analysis regarding the eligible securities in different markets that are available for purchase and sale by a Proposal 2 Fund.

The Board approved the Manager of Managers Structure in order to provide the Proposal 2 Funds the ability to benefit from the appointment of Dimensional Controlled Sub-advisors without incurring potential additional expenses or delays that could result from seeking to obtain shareholder approvals.

What is the Required Vote on Proposal 2?

For Proposal 2, before a Proposal 2 Fund may rely on the Order, the operation of the Proposal 2 Fund using the Manager of Managers Structure must be approved for the Proposal 2 Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Proposal 2 Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE “MANAGER OF MANAGERS” STRUCTURE.

PROPOSAL 3:	APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, EACH OF DFA AUSTRALIA AND DFA LONDON AND DFAIDG, ON BEHALF OF THE IDENTIFIED FIXED INCOME FUNDS (THESE PROPOSALS INVOLVE SEPARATE VOTES ON SUB-PROPOSALS 3(a) AND 3(b))

Proposal 3 only applies to the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (each an “Identified Fixed Income Fund,” and together, the “Identified Fixed Income Funds”).

Introduction to Proposal 3 and Sub-Proposals 3(a)-3(b)

The following discussion relates to Proposal 3, which includes the approval of two new investment sub-advisory agreements (each a “Proposed Sub-Advisory Agreement,” and together, the “Proposed Sub-Advisory Agreements”) for each Identified Fixed Income Fund. In Sub-Proposal 3(a), shareholders of each Identified Fixed Income Fund are being asked to approve a Proposed Sub-Advisory Agreement among the Advisor, DFA Australia, and DFAIDG, on behalf of the Identified Fixed Income Fund, while in Sub-Proposal 3(b), shareholders of each Identified Fixed Income Fund are being asked to approve a Proposed Sub-Advisory Agreement among the Advisor, DFA London, and DFAIDG, on behalf of the Identified Fixed Income Fund.

The Advisor believes that the Identified Fixed Income Funds can benefit from the global investment management expertise of the personnel of the Advisor’s affiliated investment advisors, DFA Australia and DFA London (each a “Proposed Sub-Advisor,” and together, the “Proposed Sub-Advisors”). Based on the Advisor’s recommendation and other information discussed below, the Board recommends that you approve the Proposed Sub-Advisory Agreement among the Advisor, each Proposed Sub-Advisor and DFAIDG, on behalf of your Identified Fixed Income Fund. If approved, the Proposed Sub-Advisors will assist the Advisor in managing certain assets of each Identified Fixed Income Fund in exchange for a fee to be paid to each Proposed Sub-Advisor by the Advisor. There will be no changes in the management fees paid by the Identified Fixed Income Funds. Forms of the Proposed Sub-Advisory Agreements with each of DFA Australia and DFA London are contained in Exhibits B-1 and B-2, respectively, to this Proxy Statement.

How is Proposal 3 Related to Proposal 2?

As described in Proposal 2 above, the Advisor must receive an Order from the SEC before using the Manager of Managers Structure. This process could take some period of time after shareholder approval of Proposal 2 is obtained at the Meeting, and there can be no assurance that the SEC will grant the Order. As a result, the Board believes it is advantageous to seek approval of the Proposed Sub-Advisory Agreements for the Identified Fixed Income Funds to benefit from the global investment management experience of the Advisor’s affiliates as soon as possible. If shareholders approve Proposal 2 and the Order is obtained, the Board will not need to seek shareholder approval to appoint and replace Dimensional affiliated sub-advisors for the Funds in the future.

Why are DFA Australia and DFA London Being Proposed to Sub-Advise the Identified Fixed Income Funds?

In order to take advantage of, and to allow the Identified Fixed Income Funds to benefit from, the global investment organization of the Advisor, and the global investment management expertise of the Advisor’s affiliated investment advisors, the Advisor recommended, and the Board unanimously approved, the submission of the Proposed Sub-Advisory Agreements to shareholders of the Identified Fixed Income Funds. DFA Australia and DFA London are registered investment advisors that have personnel experienced in various business areas of certain foreign markets in which the Identified Fixed Income Funds invest, including experience in the selection of brokers or dealers, the execution of trades with respect to foreign securities, and access to research and related materials in certain foreign markets. The Advisor wishes to capitalize on the experience of such personnel in managing the assets of the Identified Fixed Income Funds, each of which invests a portion of its assets in such foreign markets.

The Advisor believes that the Identified Fixed Income Funds will benefit from the global investment management experience of the Advisor’s affiliates. If shareholders approve the Sub-Proposals, DFA Australia and DFA London will be granted discretion with respect to the trading activity of the Identified Fixed Income Funds in each Proposed Sub-Advisor’s markets of expertise. Under the Proposed Sub-Advisory Agreements, each of DFA Australia and DFA London would have the authority and responsibility to: (i) select brokers or dealers to execute purchases and sales of securities in the Identified Fixed Income Fund’s portfolio, and assist the Advisor in determining eligible securities available for purchase for and sale by the Fund; (ii) allocate trades among brokers or dealers; (iii) determine the best and most efficient means of purchasing and selling portfolio securities in order to receive best price and execution; and (iv) provide investment and ancillary services for the Advisor. Under the Proposed Sub-Advisory Agreements, the Proposed Sub-Advisors would have discretion over the trade execution of an Identified Fixed Income Fund’s portfolio in certain foreign markets, which would allow the Proposed Sub-Advisors to efficiently take advantage of such foreign markets without the possibility of losing a trading opportunity as a result of being required to receive permission for certain trades from the Advisor before execution. In addition, under the Proposed Sub-Advisory Agreements, DFA Australia and DFA London will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase for and sale by an Identified Fixed Income Fund.

The Proposed Sub-Advisors would have discretionary authority over certain investments in the Identified Fixed Income Funds’ portfolios under the Proposed Sub-Advisory Agreements, and consequently, such services and the compensation therefor are required to be approved by shareholders of each Identified Fixed Income Fund.

How will the Proposed Sub-Advisory Agreements Benefit my Identified Fixed Income Fund?

DFA Australia’s global investment experience spans trading regions in Asia (including Japan), Australia and New Zealand (the “Asia/Pacific Markets”). DFA London’s global investment expertise spans the markets of the United Kingdom and certain other countries in Europe (the “European Markets”). By approving the Proposed Sub-Advisory Agreements with DFA Australia and DFA London, the Advisor believes that your Identified Fixed Income Fund will benefit from the expertise of the Proposed Sub-Advisors in the Asia/Pacific Markets and the European Markets in which your Identified Fixed Income Fund may invest through the Proposed Sub-Advisors’ trading efficiency and valuable investment advice in those markets. The Advisor will remain responsible for determining those securities that are eligible for purchase and sale by the Identified Fixed Income Funds, but may consult with the Proposed Sub-Advisors in determining such securities, or may delegate the preparation of the eligible securities lists to the Proposed Sub-Advisors, subject to the Advisor’s own review. This arrangement will allow the Identified Fixed Income Funds to take full advantage of investment opportunities in the Asia/Pacific and European Markets quickly, while eliminating the possibility that an opportunity could be lost due to time constraints if such decisions first need to be approved by the Advisor (for example, by allowing DFA Australia and DFA London to make timely investment decisions for the Identified Fixed Income Funds when investment decisions are required in a short time frame in a local market).

How will my Fund Change if the Proposed Sub-Advisory Agreements are Approved?

If the Proposed Sub-Advisory Agreements are approved, the Proposed-Sub-Advisors will have discretion over certain investments and trading of an Identified Fixed Income Fund’s portfolio securities in international markets, including the Asia/Pacific Markets and the European Markets, respectively, as described above. Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your Identified Fixed Income Fund, including the portfolio management of your Fund. Currently, each Identified Fixed Income Fund is managed using a team approach, which includes the Investment Committee of the Advisor, and portfolio managers and trading personnel of the Advisor. Investment strategies for the Identified Fixed Income Funds are set by the Advisor’s Investment Committee, which sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers. This current structure of portfolio management for the Identified Fixed Income Funds will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

In addition, under the Proposed Sub-Advisory Agreements, the Advisor, not the Identified Fixed Income Funds, will be responsible for the payment of fees to the Proposed Sub-Advisors. Therefore, the fees and expenses of each Identified Fixed Income Fund will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Information about the Advisor

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May, 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor wholly-owns DFA Australia and DFA London. As of December 31, 2014, assets under management for all Dimensional affiliated advisors totaled approximately $381 billion.

The Advisor is responsible for the management of each Identified Fixed Income Fund’s assets pursuant to an investment advisory agreement between the Advisor and DFAIDG, on behalf of each respective Identified Fixed Income Fund (each an “Advisory Agreement,” and together, the “Advisory Agreements”). The date of each Advisory Agreement, the date each Advisory Agreement was last submitted to shareholders, the purpose of such submission and the rate of compensation and aggregate amount of fees paid to the Advisor under each Advisory Agreement, are provided in Exhibit B-3 to this Proxy Statement. Each Advisory Agreement was last approved by the Board, on behalf of each respective Identified Fixed Income Fund, on December 12, 2014.

Transactions with Affiliated Brokers. For the fiscal year ended October 31, 2014, the Identified Fixed Income Funds did not pay any commissions to brokers that were affiliated persons of the Identified Fixed Income Funds, or affiliated persons of such persons.

What Factors did the Board Consider in Approving the Proposed Sub-Advisory Agreements?

At the Board meeting held on September 29-30, 2014 (the “September 2014 Board Meeting”), the Board considered the approval of each Proposed Sub-Advisory Agreement with DFA Australia and DFA London for each Identified Fixed Income Fund.

At the September 2014 Board Meeting, the Board evaluated a variety of factors when considering the approval of each Proposed Sub-Advisory Agreement for each Identified Fixed Income Fund, including: (i) the Advisor’s rationale for recommending DFA Australia and DFA London to serve as sub-advisors to each Identified Fixed Income Fund; (ii) the nature, extent and quality of services to be provided by each Proposed Sub-Advisor to each Identified Fixed Income Fund, including the resources of the Proposed Sub-Advisors to be dedicated to each Identified Fixed Income Fund; (iii) the performance of each Proposed Sub-Advisor; (iv) the fees and expenses to be borne by each Identified Fixed Income Fund; (v) the profitability to be realized by each Proposed Sub-Advisor from the relationship with each Identified Fixed Income Fund; (vi) whether economies of scale will be realized by each Proposed Sub-Advisor with respect to each Identified Fixed Income Fund as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by each Proposed Sub-Advisor from its relationship with each Identified Fixed Income Fund.

When considering the nature, extent and quality of the services to be provided by each Proposed Sub-Advisor to an Identified Fixed Income Fund and the resources of the Proposed Sub-Advisors dedicated to the Identified Fixed Income Funds, the Board reviewed: (a) the Advisor’s rationale in proposing the Proposed Sub-Advisors, including the potential advantages to an Identified Fixed Income Fund from the experience of the Proposed Sub-Advisors in their respective foreign markets; (b) the scope and depth of each Proposed Sub-Advisor’s organization; (c) the experience and expertise of each Proposed Sub-Advisor’s investment professionals; and (d) each Proposed Sub-Advisor’s investment advisory capabilities. The Board evaluated the Proposed Sub-Advisors’ portfolio management and trading processes and discussed the unique experience of the Proposed Sub-Advisors’ brokerage and trading capabilities. After analyzing the caliber of services proposed to be provided by each Proposed Sub-Advisor to each Identified Fixed Income Fund, and the caliber of services provided by each Proposed Sub-Advisor to other investment portfolios presently sub-advised by the Proposed Sub-Advisors, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services to be provided to each Identified Fixed Income Fund were consistent with the operational requirements of the Identified Fixed Income Fund and met the needs of the shareholders of the Identified Fixed Income Fund.

The Board also noted that, as the Proposed Sub-Advisors had not yet commenced sub-advising the Identified Fixed Income Funds, there was no investment performance for either the Identified Fixed Income Funds or the Proposed Sub-Advisors in managing the Identified Fixed Income Funds for the Board to evaluate. The Board, however, recalled each Proposed Sub-Advisor’s historical performance in sub-advising other investment portfolios with similar mandates as the Identified Fixed Income Funds and compared such performance to applicable market indices. The Board determined, among other things, that the historical performance of the Proposed Sub-Advisors with respect to other investment portfolios with similar mandates to each Identified Fixed Income Fund was acceptable as compared with relevant market indices.

When considering the fees and expenses to be borne by each Identified Fixed Income Fund, and considering the reasonableness of the fees to be paid to each Proposed Sub-Advisor in light of the services to be provided to the Identified Fixed Income Fund, the Board noted that the fees to be paid to the Proposed Sub-Advisors would be paid by the Advisor from the management fees received by the Advisor from the Identified Fixed Income Fund. The Board further noted that the management fees and expenses of each Identified Fixed Income Fund would not change as a result of the approval of the Proposed Sub-Advisors and the implementation of the Proposed Sub-Advisory Agreements. The Board then compared the fees to be paid to each Proposed Sub-Advisor by the Advisor to fees paid to the Proposed Sub-Advisors for services provided to other investment management companies with a similar mandate to each Identified Fixed Income Fund. The Board also considered any additional benefits to be received by the Proposed Sub-Advisors in connection with providing such services. The Board concluded that the fees to be paid to each Proposed Sub-Advisor were reasonable in relation to the other fees charged by the Proposed Sub-Advisor, and that the sub-advisory fees were fair, both on an absolute basis and in comparison with the fees charged by each Proposed Sub-Advisor for its services to other investment portfolios.

Furthermore, the Board noted that each Proposed Sub-Advisor could not report any financial results from its relationship with the Identified Fixed Income Funds because the Proposed Sub-Advisors had not yet commenced sub-advising the Identified Fixed Income Funds, and thus, the Board could not evaluate profitability. The Board then discussed whether economies of scale are realized by each Proposed Sub-Advisor with respect to each Identified Fixed Income Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to each Identified Fixed Income Fund at the present time, due to the Advisor paying the fees of the Proposed Sub-Advisors and the fact that the Proposed Sub-Advisors had not begun to manage the Identified Fixed Income Funds.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the Disinterested Directors, with the assistance of independent counsel, concluded that the approval of each Proposed Sub-Advisory Agreement for each Identified Fixed Income Fund was in the best interests of the Identified Fixed Income Fund and its shareholders.

When will the Proposal and Sub-Proposals be Implemented?

If each of the Sub-Proposals described below is approved by shareholders, the Proposed Sub-Advisory Agreements are expected to become effective for each Identified Fixed Income Fund as of the date that the shareholders of the Identified Fixed Income Fund are notified that the Proposed Sub-Advisory Agreements have been entered into by the Proposed Sub-Advisors and the Advisor, through a supplement to the Fund’s prospectus. Following implementation, the Proposed Sub-Advisory Agreements will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of each Proposed Sub-Advisory Agreement on an annual basis.

What is the Required Vote on Proposal 3?

Each of Sub-Proposals 3(a) and 3(b) will be voted on separately by shareholders of each Identified Fixed Income Fund. For Sub-Proposals 3(a) and 3(b), each Proposed Sub-Advisory Agreement must be approved for each Identified Fixed Income Fund by the affirmative vote of a “majority of the outstanding voting securities” of the Identified Fixed Income Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of an Identified Fixed Income Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund.

SUB-PROPOSAL 3(a):	TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, DFA AUSTRALIA AND DFAIDG, ON BEHALF OF THE IDENTIFIED FIXED INCOME FUNDS

Information Regarding DFA Australia

DFA Australia is a U.S. federally registered investment advisor located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFA Australia has been in business since 1994 and is organized under the laws of Australia. DFA Australia primarily trades Asia/Pacific fixed income securities and securities listed on the Asia/Pacific stock markets and currently manages assets of over $23 billion throughout the Asia/Pacific Markets. DFA Australia is wholly-owned by the Advisor, which, in turn, is controlled by Dimensional Holdings LLC and Dimensional Holdings Inc., its general partner. David G. Booth, as a director and officer of the Advisor and shareholder of Dimensional Holdings Inc., and Rex A. Sinquefield, as a shareholder of Dimensional Holdings Inc., may be deemed controlling persons of the Advisor and DFA Australia. The principal business addresses for the Advisor, Dimensional Holdings LLC and Dimensional Holdings Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers and/or directors of DFA Australia are listed on Exhibit B-4 to this Proxy Statement.

What are the Material Terms of the Proposed Sub-Advisory Agreement with DFA Australia?

Below is a summary of the material terms of the form of the Proposed Sub-Advisory Agreement with DFA Australia.

Services. Subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreement, DFA Australia will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for an Identified Fixed Income Fund in the relevant markets, which will include, without limitation, (i) providing investment and ancillary services for the Advisor and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers. In addition, DFA Australia, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by an Identified Fixed Income Fund

(“execution schedules”), and will prepare such schedules if delegated by the Advisor. In carrying out such obligations, DFA Australia will be required to act with a view to an Identified Fixed Income Fund’s objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible.

Furthermore, under the Proposed Sub-Advisory Agreement, DFA Australia will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor. DFA Australia also will provide services relating to (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for an Identified Fixed Income Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating DFA Australia’s agency trading and execution strategies, practices, and results with the Advisor as frequently as reasonably requested.

In addition, DFA Australia will be required to maintain, and periodically review, certain policies and procedures of an Identified Fixed Income Fund, periodically provide the Advisor with data concerning international markets, and maintain and provide to the Advisor current financial information with respect to specific international securities on the execution schedules. Under the Proposed Sub-Advisory Agreement, DFA Australia also will furnish the Advisor with advice and information regarding securities of international companies and foreign governments in the Asia/Pacific Markets and will provide the Advisor with such recommendations in connection with the investment therein by an Identified Fixed Income Fund.

Fees. Under each Proposed Sub-Advisory Agreement, the Advisor will pay DFA Australia a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis.

Liability. The Proposed Sub-Advisory Agreement provides that DFA Australia will not be liable for any error of judgment or of law or for any loss suffered by an Identified Fixed Income Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of DFA Australia’s reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

Continuance. If shareholders of an Identified Fixed Income Fund approve the Proposed Sub-Advisory Agreement for the Identified Fixed Income Fund, the Proposed Sub-Advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Identified Fixed Income Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFA Australia at any time, without penalty, on ninety (90) days’ written notice to the other party, and may also be terminated at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of the Identified Fixed Income Fund on sixty (60) days’ written notice to DFA Australia by the Company. In addition, the Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for an Identified Fixed Income Fund between the Advisor and the Company is terminated, assigned, or not renewed.

What are the Fees Charged by DFA Australia to Funds it Advises with Similar Mandates?

Exhibit B-5 to this Proxy Statement sets forth the fees charged by DFA Australia for its services to other funds with similar mandates to the Identified Fixed Income Funds and the size of such funds.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE PROPOSED SUB-ADVISORY AGREEMENTS DESCRIBED ABOVE.

SUB-PROPOSAL 3(b):	TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, DFA LONDON AND DFAIDG, ON BEHALF OF THE IDENTIFIED FIXED INCOME FUNDS

Information Regarding DFA London

DFA London is a U.S. federally registered investment advisor located at 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom. DFA London has been in business since 1990 and is organized under the laws of England. DFA London is authorized and regulated by the Financial Conduct Authority, which is a self-regulatory organization for investment managers operating under the laws of England. DFA London manages portfolios invested in the European Markets and currently manages assets of over $24 billion throughout the European Markets. DFA London is wholly-owned by the Advisor, which, in turn, is controlled by Dimensional Holdings LLC and Dimensional Holdings Inc., its general partner. David G. Booth, as a director and officer of the Advisor and shareholder of Dimensional Holdings Inc., and Rex A. Sinquefield, as a shareholder of Dimensional Holdings Inc., may be deemed controlling persons of the Advisor and DFA London. The principal business addresses for the Advisor, Dimensional Holdings LLC and Dimensional Holdings Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers and/or directors of DFA London are listed on Exhibit B-6 to this Proxy Statement.

What are the Material Terms of the Proposed Sub-Advisory Agreement with DFA London?

Below is a summary of the material terms of the form of the Proposed Sub-Advisory Agreement with DFA London.

Services. Subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreements, DFA London will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for each Identified Fixed Income Fund in the relevant markets, which will include, without limitation, (i) the maintenance of a trading desk; (ii) the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and (iii) the allocation of trades among brokers and dealers. In addition, DFA London, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by an Identified Fixed Income Fund (“execution schedules”), and will prepare such schedules if delegated by the Advisor. In carrying out its obligations, DFA London will be required to act with a view to an Identified Fixed Income Fund’s objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of securities being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed.

Furthermore, under the Proposed Sub-Advisory Agreement, DFA London will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor. DFA London also will provide services relating to: (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for an Identified Fixed Income Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating its agency trading and execution strategies, practices and results with the Advisor as frequently as reasonably requested.

In addition, DFA London will be required to maintain, and periodically review, certain policies and procedures of an Identified Fixed Income Fund, periodically provide the Advisor with data concerning the European Markets, and maintain and provide to the Advisor current financial information with respect to specific fixed income issuers in the European Markets. Under the Proposed Sub-Advisory Agreement, DFA London also will furnish the Advisor with advice and information regarding companies and governments issuing fixed income securities in the European Markets and will provide the Advisor with such recommendations in connection with the investment therein by an Identified Fixed Income Fund.

Fees. Under each Proposed Sub-Advisory Agreement, the Advisor will pay DFA London a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis.

Liability. The Proposed Sub-Advisory Agreement provides DFA London shall not be liable for any error of judgment or of law or for any loss suffered by an Identified Fixed Income Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFA London in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The foregoing sentence does not apply to any liability which DFA London may have arising out of the execution by DFA London or any of its employees, officers or agents of portfolio transactions for an Identified Fixed Income Fund.

Continuance. If shareholders of an Identified Fixed Income Fund approve the Proposed Sub-Advisory Agreement for the Identified Fixed Income Fund, the Proposed Sub-Advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Identified Fixed Income Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFA London at any time, without penalty, on ninety (90) days’ written notice to the other party, and also may be terminated at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of the Identified Fixed Income Fund on sixty (60) days’ written notice to DFA London by the Company. In addition, the Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for an Identified Fixed Income Fund between the Advisor and the Company is terminated, assigned, or not renewed.

What are the Fees Charged by DFA London to Funds it Advises with Similar Mandates?

Exhibit B-7 to this Proxy Statement sets forth the fees charged by DFA London for its services to other funds with similar mandates to the Identified Fixed Income Funds, and the size of such funds.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE PROPOSED SUB-ADVISORY AGREEMENTS DESCRIBED ABOVE.

PROPOSAL 4:	APPROVAL OF A PROPOSED UPDATED INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND

Introduction to Proposal 4

The following discussion relates to Proposal 4. In Proposal 4, shareholders of each Fund are being asked to approve an updated investment management agreement (each an “Updated Investment Management Agreement,” and together, the “Updated Investment Management Agreements”) for the Fund between the Advisor and the Company on behalf of the Fund. The Updated Investment Management Agreement will replace the current investment advisory agreements that a Fund has with the Advisor (each a “Current Investment Management Agreement,” and together, the “Current Investment Management Agreements”).

Will the Costs and Management of the Funds Change if the Proposals are Approved?

As described below in the section “Will the Rate of Fees and Expenses Increase Under the Updated Investment Management Agreement” and as shown in the tables in Exhibit C-1, pro forma estimates of the Funds’ total annual operating expense ratios, which are reported to the nearest basis point (one hundredth of one percent), that reflect the implementation of the Updated Investment Management Agreement are the same as the total annual operating expense ratios of the Funds reported for the last fiscal year, which do not reflect the implementation of the Updated Investment Management Agreement. Exhibit C-1 includes the same form of annual fund operating expense tables that shareholders will find in their Dimensional Fund prospectus and have been developed in accordance with the Item 3 (Fee Table) instructions included in the Form N-1A registration statement used by registered investment companies.

In addition, implementation of the Updated Investment Management Agreement will not result in a change to (i) a Fund’s investment objective or strategy or (ii) the portfolio managers identified in a Fund’s prospectus as responsible for coordinating the day to day management of the Fund.

Why is an Updated Investment Management Agreement Being Proposed for each Fund?

An Updated Investment Management Agreement is being proposed for each Fund to provide a uniform agreement that increases transparency and better describes all of the services that the Advisor provides to each Fund.

The Advisor generally provides the same services to each Fund. However, the Current Investment Management Agreements, some of which the Advisor entered into with the Company as long as 27 years ago, do not contain a uniform description of the Advisor’s services. In addition to managing the investment and reinvestment of the assets of each Fund, the Advisor also provides an array of administrative and other non-investment advisory services to each Fund. The Current Investment Management Agreements do not explicitly describe any administrative or other non-investment advisory services. The Updated Investment Management Agreement contains a description of the full complement of both investment advisory and non-investment advisory services that the Advisor will provide to each Fund.

In addition to expressly detailing all of the services that the Advisor will provide to a Fund, the Updated Investment Management Agreement includes a provision that explicitly lists the expenses that a Fund is responsible for paying, including auditor fees, custody fees, accounting fees, transfer agent fees and fees associated with printing and delivering prospectuses and semi- and annual reports, among other expenses. The expenses identified in the Updated Investment Management Agreement, by and large, reflect the current expenses borne by the Fund and the Advisor and the present responsibilities of the Advisor. Certain expenses listed in the Updated Investment Management Agreement, however, such as fees for the provision of trade administration oversight services, are operational and control services that will be paid by the Funds following the implementation of the Updated Investment Management Agreement. The Advisor had paid for some of these services on an interim basis while the services were being developed, in order to determine that the services were suitable to the Funds’ needs.

The Advisor and the Board believe the Updated Investment Management Agreement is more transparent and better reflects the current relationship between the Advisor and each Fund than the Current Investment Management Agreements by providing shareholders a more complete list of expenses and services associated with the investment management relationship with the Advisor.

Will the Rate of Fees and Expenses Increase Under the Updated Investment Management Agreement?

The rate charged under the Updated Investment Management Agreement for investment management services for each Fund is equal to the rate charged under each Fund’s Current Investment Management Agreement(s) with the Advisor. The Updated Investment Management Agreement describes both the investment advisory services provided by the Advisor, as well as certain administrative and other non-investment advisory services that currently are furnished by the Advisor but that are not explicitly delineated in a Fund’s Current Investment Management Agreement(s). The Updated Investment Management Agreement for each Fund also lists the expenses that each Fund is responsible for paying. The expenses identified in the Updated Investment Management Agreement, by and large, reflect the current expenses borne by the Fund and the Advisor and the present responsibilities of the Advisor. Certain expenses listed in the Updated Investment Management Agreement, however, such as fees for the provision of trade administration oversight services, are operational and control services that will be paid by the Funds. The Advisor had paid for some of these services on an interim basis in order to determine that the services were suitable to the Funds’ needs. As shown in the tables in Exhibit C-1, pro forma estimates of the Funds’ total annual operating expense ratios reflecting the implementation of the Updated Investment Management Agreement,

and thus the assumption of these expenses, are the same as the total annual operating expense ratios of the Funds reported for the last fiscal year. Specifically, the tables in Exhibit C-1 compare (i) the total annual operating expense ratios, which are reported to the nearest basis point (one hundredth of one percent), of the Funds as reflected in the Funds’ audited financial statements for the fiscal year ended October 31, 2014, and (ii) pro forma estimates of the Funds’ total annual operating expense ratios assuming that the Updated Investment Management Agreement had been in place for the fiscal year ended October 31, 2014. Exhibit C-1 includes the same form of annual fund operating expense tables that shareholders will find in their Dimensional Fund prospectus and have been developed in accordance with the Item 3 (Fee Table) instructions included in the Form N-1A registration statement used by registered investment companies.

What are the Material Terms of the Updated Investment Management Agreements and Current Investment Management Agreements and How do the Agreements Compare?

Below is a comparison of the material terms of the form of Updated Investment Management Agreement and the Current Investment Management Agreements. A form of the Updated Investment Management Agreement with the Advisor is contained in Exhibit C-2 to this Proxy Statement.

Investment Advisory Services. The investment advisory services that the Advisor provides a Fund are materially identical under the Updated Investment Management Agreement and the Current Investment Management Agreements. Under both the Updated Investment Management Agreement and the Current Investment Management Agreements, the Advisor is employed to manage the investment and reinvestment of the assets of a Fund and to review and supervise the investment and reinvestment of the assets of the portfolio. The Advisor is required to determine, in its discretion, the securities and instruments to be purchased or sold. The Advisor also is to determine, in its discretion, the portion of a Fund’s assets to be uninvested.

Under the terms of both the Updated Investment Management Agreement and the Current Investment Management Agreements for the Funds, the Advisor is required to provide the Company with records concerning the Advisor’s activities which the Company is required to maintain on behalf of the Fund, and to render regular reports to the Company’s officers and the Board, all in compliance with the investment objectives, policies, and limitations set forth in the Company’s registration statement and applicable laws and regulations, or as the Company may instruct the Advisor in writing.

Portfolio Transactions. The Updated Investment Management Agreement and the Current Investment Management Agreement for each Fund provide identical provisions with respect to portfolio transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Fund and is directed to use the Advisor’s best efforts to obtain the best available prices and most favorable executions. The Advisor is permitted to enter into a transaction with a broker/dealer, pursuant to which the Advisor could pay a broker or dealer a commission for effecting a securities transaction for a Fund in excess of the amount of commission another member of an exchange, broker, or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Advisor’s overall responsibilities with respect to its accounts, including the Funds, as to which the Advisor exercises investment discretion.

Non-Investment Advisory Services. Each Fund’s Current Investment Management Agreement does not explicitly provide for administrative or other non-investment advisory services. Under the Updated Investment Management Agreement, the Advisor shall perform or arrange for the performance, as applicable, at its own expense (unless otherwise provided in the “Expenses of the Fund” section of the Agreement or agreed to by the Advisor and the Company, in which case at the Fund’s expense), the following services to the Company on behalf of a Fund to the extent that any such services are not otherwise provided by any other service provider to the Company: (i) monitor and evaluate the services provided to the Company for the benefit of the Fund by the Fund’s custodian, transfer and dividend disbursing agents, printers, insurance carriers (as well as insurance agents and insurance brokers), independent public accountants, legal counsel and other persons and entities who provide similar services to the Company for the benefit of the Fund; (ii) monitor the preparation of periodic reports and notices of distributions to shareholders of the Fund; (iii) coordinate, monitor and evaluate the daily pricing and valuation of the Fund’s investment portfolio; (iv) monitor the Fund’s compliance with recordkeeping requirements of applicable federal, state, and foreign laws and regulations; (v) assist the Fund to comply with the provisions of applicable federal, state, and foreign tax laws and tax regulations; (vi) assist the Fund to comply with the provisions of applicable federal, state, local and foreign securities, organizational and other laws that govern the business of the Company in respect of the Fund, including with respect to the preparation of registration statements and other materials in connection with the offering of the Fund’s shares; (vii) monitor and coordinate the provision of trade administration oversight services to the Fund, including settlement oversight services, reconciliation services, collateral management oversight services, and similar services, including recommending corrective action; (viii) assist the Fund to conduct meetings of the Fund’s shareholders if and when called by the Board; (ix) furnish such information to the Board as the Board may reasonably require in connection with the annual approval of the Updated Investment Management Agreement, and coordinate the provision of such other information as the Board may reasonably request; and (x) provide the shareholders of the Fund with such information regarding the operation and affairs of the Fund, and their investment in its shares, as they or the Company may reasonably request.

Expenses of the Fund. The Current Investment Management Agreements for the Funds do not contain a provision that explicitly delineates the expenses that the Funds are responsible for paying. The expenses identified in the Updated Investment Management Agreement, by and large, reflect the current expenses borne by the Fund and the Advisor and the present responsibilities of the Advisor. Certain expenses listed in the Updated Investment Management Agreement, however, such as fees for the provision of trade administration oversight services, are operational and control services to be paid by the Funds following the implementation of the Updated Investment Management Agreement. The Advisor had paid for these services on an interim basis while the services were being developed, in order to determine that the services were suitable to the Funds’ needs.

Under the Updated Investment Management Agreement, it is understood that a Fund will pay all of its own expenses other than those expressly assumed by the Advisor in the Agreement. Other than as otherwise provided for in the Updated Investment Management Agreement, a Fund shall be responsible for all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on behalf of the Fund. The expenses payable by a Fund shall include, but are not limited to: (i) fees and expenses paid to the Advisor as provided in the Updated Investment Management Agreement; (ii) brokerage fees and commissions in connection with the purchase and sale of securities for the Fund; (iii) fees and expenses of transfer and dividend disbursing agents, sub-transfer agents, custodians, securities lending agents, administrators and shareholder servicing and record-keeping agents, including the expenses of issue, repurchase or redemption of its shares; (iv) fees and expenses of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and distribution of prospectuses to its existing shareholders; (v) fees and expenses incident to meetings of the shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Company’s legal existence; (vi) fees and expenses of all audits by independent public accountants; (vii) fees and expenses of legal counsel to the Fund and/or Disinterested Directors, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale; (viii) compensation of, and fees and expenses incurred by those individuals serving as Disinterested Directors; (ix) fees and expenses relating to the pricing and return data of Fund assets and related indices to the extent necessary for disclosure in regulatory filings for the Fund, including expenses of obtaining quotations for calculating the value of the Fund’s net assets; (x) the Fund’s pro rata portion of fidelity bond, errors and omissions, and directors/trustees and officer liability insurance premiums; (xi) the Fund’s pro rata portion of fees and expenses incurred on behalf of the Fund in connection with membership in investment company organizations or trade associations, as approved by the Board; (xii) salaries and other compensation, in whole or in part, of officers and employees of the Company who are not officers, directors, or employees of the Advisor or its affiliates; (xiii) fees and expenses incident to meetings of the Board; (xiv) taxes and other governmental fees levied against the Fund, and the preparation of the Fund’s tax returns; (xv) investment fees and expenses of the Fund, including the interest expense of borrowing money; (xvi) fees and expenses associated with obtaining tax reclaims for the Fund; (xvii) fees and expenses associated with preparing the Fund’s filings with the SEC, CFTC, National Futures Association, or other government agency or regulatory body and any costs associated with disclosure, reporting and recordkeeping requirements with respect to such filings; (xviii) fees and expenses associated with regulatory inquiries and examinations, regulatory proceedings, and regulatory investigations of the Fund; (xix) fees and expenses incurred in connection with any litigation or regulatory proceeding, including class action proceedings, bankruptcy proceedings, and responses to subpoenas of any kind; (xx) extraordinary fees and expenses of the Fund; (xxi) fees and expenses associated with trade administration oversight services with respect to reconciliations, including: (a) assistance with Fund valuation and tax lot accounting; (b) daily reconciliation of the Fund’s cash and positions with the Fund’s custodians; (c) detailed reconciliations of the Fund’s net asset value; and (d) maintenance of books and records of portfolio transactions; (xxii) fees associated with trade administration oversight services with respect to settlement oversight, including: (a) capturing information for trades executed for the Fund and corporate action elections and transmitting such information to custodians, other fund service providers and other third parties such as securities lending agents; and (b) coordinating with custodians and brokers to identify, investigate and resolve all unmatched and failed trades and matters related to corporate actions; (xxiii) fees associated with trade administration oversight services with respect to collateral management oversight, including: (a) the administration of the Fund’s margin accounts; (b) calculation and management of daily margin calls; (c) transmission of instructions related to collateral settlement; and (d) reviews of collateral eligibility and substitute collateral; (xxiv) fees and expenses related to the Fund’s, not the Advisor’s, compliance program; (xxv) fees and expenses associated with oversight of the securities lending activities of the Fund to the extent permissible by law; and (xxvi) fees and expenses associated with the voting of proxies (or other requests for consent or approval of interest holders) with respect to securities or other assets held by the Fund, including certain research services, as approved by the Board. A Fund also in the future may enter into a separate contract with the Advisor or an affiliate to provide services not currently provided or delineated in the Updated Investment Management Agreement.

Fees. For a comparison of fees under the Updated Investment Management Agreement and the Current Investment Management Agreements, please see “Will the Rate of Fees and Expenses Increase Under the Updated Investment Management Agreement?” and Exhibit C-1.

Liability of the Manager. The Updated Investment Management Agreement and the Current Investment Management Agreements provide identical provisions with respect to the liability of the Advisor. Each Agreement provides that no provision of the Agreement shall be deemed to protect the Advisor against any liability to a Fund or its shareholders to which the Advisor might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

Duration and Termination. If the shareholders of a Fund approve the Updated Investment Management Agreement for the Fund, the Agreement will continue until two years from the date of its execution, unless earlier terminated. As with the Current Investment Management Agreements, each Updated Investment Management Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Updated Investment Management Agreement.

Similar to the Current Investment Management Agreements, the Updated Investment Management Agreement for a Fund may be terminated by the Advisor after ninety (90) days’ written notice to the Company, and may also be terminated at any time, without penalty, by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on no more than sixty (60) days’ written notice to the Advisor. In addition, like the Current Investment Management Agreements, the Updated Investment Management Agreement for a Fund will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

Use of Names. The Updated Investment Management Agreement includes a provision that states that the Advisor and the Company agree that the Advisor has a proprietary interest in the names “DFA” and “Dimensional.” It also provides that the Company and/or Fund may use such names only as permitted by the Advisor, and the Company further agrees to cease use of such names promptly after receipt of a written request to do so from the Advisor. The Current Investment Management Agreements do not have a similar provision.

Information about the Advisor and the Current Investment Management Agreements

The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is organized as a Delaware limited partnership and is controlled by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. The principal business address for the Advisor, Dimensional Holdings LLC, and Dimensional Holdings Inc. is 6300 Bee Cave Road, Building One, Austin, Texas 78746. David G. Booth, as a director and officer of the Advisor and shareholder of Dimensional Holdings Inc., and Rex A. Sinquefield, as a shareholder of Dimensional Holdings Inc., may be deemed controlling persons of the Advisor. Mr. Booth also serves as a Director and officer of the Company and is currently proposed for reelection as a Director at the Meeting. As of December 31, 2014, assets under management for all Dimensional affiliated advisors totaled approximately $381 billion.

The names, addresses, and principal occupations of the principal executive officers, directors, and general partners of the Advisor are listed on Exhibit A-2 to this Proxy Statement, along with the positions held by each, if any, with the Fund Companies.

Currently, the Advisor is responsible for the management of the assets of each Fund. The rate of compensation and aggregate amount of fees each Fund paid to the Advisor under its Current Investment Management Agreements during its last fiscal year are provided in Exhibit C-3 to this Proxy Statement. The date of each Current Investment Management Agreement, the date each Current Investment Management Agreement was last submitted to shareholders and the purpose of such submission is provided in Exhibit

C-4 to this Proxy Statement. Each Current Investment Management Agreement was last approved by the applicable Board, on behalf of each respective Fund, on December 12, 2014.

What Factors did the Board Consider in Approving the Updated Investment Management Agreements?

At a Board meeting held on December 11-12, 2014 (the “December Meeting”), the Board considered the approval of (i) the respective Current Investment Management Agreements with the Advisor for each Fund; (ii) the respective Updated Investment Management Agreements with the Advisor for each Fund; and (iii) the replacement of such Funds’ Current Investment Management Agreements with the Updated Investment Management Agreements.

Prior to the December Meeting, the Current Investment Management Agreements, the Updated Investment Management Agreements, and matters relating to the possible replacement of the Current Investment Management Agreements by the Updated Investment Management Agreements were discussed at regularly scheduled Board meetings held on September 29-30, 2014 (the “September Meeting”) and on November 3, 2014 (the “November Meeting”). In connection with these discussions, independent counsel to the independent directors/trustees sent to the Advisor a request for information that would be relevant to the independent directors’/trustees’ consideration of the Current Investment Management Agreements and the Updated Investment Management Agreements. The independent directors/trustees met with their independent counsel in advance of each Board meeting to discuss the materials provided by the Advisor (which included, in the case of the November and December Board Meetings, independent reports prepared by Morningstar Associates, LLC (the “Morningstar Reports”)) and matters related to the replacement of the Current Investment Management Agreements by the Updated Investment Management Agreements. Also, in advance of the December Meeting, management provided additional materials to the independent directors/trustees that were intended to address and respond to questions that the independent directors/trustees had posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

At the December Meeting, the Board evaluated a variety of factors when considering the approval of the Updated Investment Management Agreement for each Fund, including: (i) the Advisor’s rationale for recommending the approval of the Updated Investment Management Agreement for the Fund; (ii) the nature, extent and quality of services to be provided by the Advisor to the Fund, including the resources of the Advisor to be dedicated to the Fund; (iii) the performance of the Fund and the Advisor; (iv) the fees and expenses to be borne by the Fund; (v) the profitability realized by the Advisor from its relationship with the Fund; (vi) whether economies of scale will be realized by the Advisor with respect to the Fund as the Fund grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by the Advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. When considering the nature, extent and quality of the services to be provided by the Advisor to each Fund and the resources of the Advisor to be dedicated to the Fund, the Board reviewed: (i) the Advisor’s rationale in proposing the implementation of the Updated Investment Management Agreement for the Fund; (ii) the scope and depth of the Advisor’s organization; (iii) the experience and expertise of the Advisor’s investment professionals that would be providing services under the Updated Investment Management Agreement for the Fund; and (iv) the Advisor’s investment advisory capabilities. The Board evaluated the Advisor’s portfolio management and trading processes, and discussed the experience of the Advisor in providing the services under the Current Investment Management Agreement. The Board discussed the unique features of the Advisor’s investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor.

With respect to the nature of both the investment management and non-investment management services provided by the Advisor, the Board considered the Advisor’s belief that the Updated Investment Management Agreements are more transparent and better reflect the current relationship between the Advisor and each Fund than the Current Investment Management Agreements, by providing a more complete list of services associated with the investment management relationship with the Advisor. The Board considered the Advisor’s explanation that the Current Investment Management Agreements were comparatively older contracts, and as a result, in some cases, did not address significant developments and trends in the investment company industry. The Board noted that the Updated Investment Management Agreements, unlike the Current Investment Management Agreements contain a uniform description of the full complement of both investment advisory and non-investment advisory services (e.g., administration services) that the Advisor will provide to each Fund. The Board also noted that, in addition to expressly detailing all of the services that the Advisor provides to a Fund, the Updated Investment Management Agreements, unlike the Current Investment Management Agreements, include a provision that explicitly lists the expenses that the Fund is responsible for paying, and that some of these expenses, like trade administration oversight services, had not been previously allocated to the Funds. The Board further noted that while the Updated Investment Management Agreements provided that the costs of additional services provided to the Funds by the Advisor could be allocated to the Funds on a case by case basis, such an allocation was subject to Board approval. The Board also considered that, in connection with a proposal to allocate the cost of additional services to the Funds, and on at least a yearly basis, the Advisor will prepare for the independent directors/trustees, a cost and expense allocation analysis.

After analyzing the caliber of services proposed to be provided by the Advisor to each Fund, both quantitatively and qualitatively, the Board concluded that the nature, extent, and quality of services to be provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

Fund Performance. In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor’s explanation of the performance. The Board concluded that the Advisor’s explanations provided a sound basis for understanding the comparative performance of each Fund. The Board determined, among other things, that after considering each Fund’s investment strategies and the expectations of its shareholder base, the performance of the Fund was reasonable as compared with relevant performance standards and appropriate market indices.

Fund Fees and Expenses. When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the mutual funds in the Fund’s peer group for comparable services as provided in the Morningstar Reports. The Board also considered comparisons provided by the Advisor of amounts to be paid under other advisory contracts. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of the Fund’s peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

The Board further noted that the fees and expenses of each Fund would not materially change as a result of the approval and implementation of the Updated Investment Management Agreement for the Fund. In particular, the Board noted that the rate charged under the Updated Investment Management Agreement for investment management services to each Fund is equal to the rate charged under each Fund’s Current Investment Management Agreement with the Advisor. The Board further noted that it is expected that the assumption of any new additional expenses allocated to a Fund as a result of the approval of an Updated Investment Management Agreement was not expected to increase the total annual operating expense ratio of the Fund, based on a comparison of the Fund’s historical total annual operating expense ratio to the estimated total annual operating expense ratio of the Fund assuming the Updated Investment Management Agreement had been in effect during the same period, i.e. the last fiscal year.

Profitability. The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing both investment advisory and where applicable, administrative services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor’s unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor’s profitability, the Board concluded, among other things, that it was reasonable.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the independent directors/trustees, with the assistance of independent counsel, concluded that the approval of the Updated Investment Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

What Actions Has the Board Taken Since the Funds’ Last Fiscal Year with Respect to the Current Investment Management Agreements?

At the December Meeting, the Board, on behalf of each Fund, considered and re-approved the continuation of the Current Investment Management Agreements for an additional twelve-month period ending December 31, 2015. The Board has taken no other actions since the last fiscal year with respect to the Current Investment Management Agreements of the Funds. As noted above, at the December Meeting, the Board also approved the replacement of the Funds’ Current Investment Management Agreements with the Updated Investment Management Agreements, subject to shareholder approval.

What are the Fees Charged by the Advisor to Similar Funds it Advises?

Exhibit C-5 to this Proxy Statement provides a list of mutual funds with similar objectives to the Funds for which the Advisor provides investment advisory or sub-advisory services, as well as the rates of fees paid to the Advisor by those mutual funds and the size of those mutual funds.

Transactions with Affiliated Brokers

For the fiscal year ended October 31, 2014, the Funds did not pay any commissions to brokers that were affiliated persons of the Funds, or affiliated persons of such persons.

When will the Updated Investment Management Agreements be Implemented?

If the Updated Investment Management Agreement is approved by a Fund’s shareholders, the Updated Investment Management Agreement is expected to become effective for the Fund as of the date that the shareholders of the Fund are notified that the Updated Investment Management Agreement has been entered into by the Advisor and the Company, through a supplement to the Fund’s prospectus. Following implementation, the Updated Investment Management Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of each Updated Investment Management Agreement on an annual basis. If the Updated Investment Management Agreement is not approved by a Fund’s shareholders, the Current Investment Management Agreement will remain in effect.

What is the Required Vote on Proposal 4?

Proposal 4 will be voted on separately by shareholders of each Fund. For Proposal 4, each Updated Investment Management Agreement must be approved for a Fund by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
UPDATED INVESTMENT MANAGEMENT AGREEMENTS DESCRIBED ABOVE.

PROPOSAL 5:	TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN COMMODITIES

With respect to Proposal 5, shareholders of each Fund are being asked to approve an amendment to the fundamental investment limitation of the Fund regarding its investments in commodities.

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental (i.e., the investment policy may only be changed with shareholder approval). Since the previous adoption of this fundamental investment limitation for the Funds, the financial markets and regulatory guidance from the CFTC and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including transactions in commodity-linked instruments. Dimensional considers the proposed amended fundamental investment limitation to be well-suited to today’s regulatory and investment environments to help clarify in which commodities and commodities-related transactions each Fund can and cannot engage. The investment limitation would still provide that direct investments in commodities (which have traditionally been interpreted to mean physical products like wheat, oil, cotton, gold and aluminum) are prohibited, but would clarify the Funds’ authority to enter into a variety of derivative transactions relating to commodities. The proposed change is intended to preserve the Funds’ flexibility to trade in a variety of modern financial instruments, and permit the Funds to continue to buy and sell various financial instruments representing interests in commodities such as futures contracts and options thereon, currency futures, stock index futures or interest rate futures and enter into swaps and other commodity-related derivative instruments involving commodities.

Dimensional does not anticipate any changes to the manner in which any of the Funds will be managed as a result of the implementation of the amended fundamental investment limitation. Generally, the Funds do not plan to purchase any physical commodities and this will not change as a result of the implementation of the amended fundamental investment limitation. The Funds typically invest in commodity interests, such as currency, financial and other futures contracts, to implement a tax or cash management strategy, to enhance returns, or in some cases, for hedging purposes.

The Funds have previously adopted the following fundamental investment limitation regarding investments in commodities:

Current Fundamental Investment Limitation:

The Portfolio(s) will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities.

If approved by shareholders of a Fund, the Proposal will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to such Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to a Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

Proposed Fundamental Investment Limitation:

The Portfolio(s) will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

What Effect Will Amending the Current Commodities Policy Have on the Funds?

The commodities and commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited. Notwithstanding the flexibility provided by the proposed fundamental investment limitation, each Fund would be subject to limitations established, from time to time, by the Board regarding the use of these types of instruments and other derivatives. It is not currently anticipated that the proposed amendment to the investment limitation relating to commodities would involve any change in the Funds’ current investment strategies or involve additional material risk at this time. However, should the Advisor believe that a Fund’s investment strategy or material risks should be modified in the future, the Advisor would request the approval of the Board for any such material modification.

What is the Required Vote on Proposal 5?

Proposal 5 will be voted on separately by the shareholders of each Fund. The Proposal will be approved for a Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund. If the Proposal is not approved by shareholders of a Fund, the current fundamental investment limitation regarding investments in commodities will remain in effect for the Fund. In addition, whether or not the Proposal is approved for one Fund will not affect whether such Proposal is approved for another Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT
TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN COMMODITIES.

PROPOSAL 6:	TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INDUSTRY CONCENTRATION

Proposal 6 applies only to the VA Short-Term Fixed Portfolio.

The following discussion relates to Proposal 6. With respect to Proposal 6, shareholders of the VA Short-Term Fixed Portfolio are being asked to approve an amendment to the Fund’s fundamental investment limitation regarding industry concentration.

Under the 1940 Act, a fund’s investment policy relating to industry concentration must be fundamental (i.e., the investment policy may only be changed with shareholder approval). The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The VA Short-Term Fixed Portfolio has a fundamental investment limitation that the Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies (together, “banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. When the VA Short-Term Fixed Portfolio’s investments in these obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in banking industry securities.

Current Fundamental Investment Limitation Regarding Industry Concentration and Concentrating Investments in Banking Industry Securities

The VA Short-Term Fixed Portfolio’s current fundamental investment limitation regarding industry concentration and concentrating investments in banking industry securities is as follows:

The VA Short-Term Fixed Portfolio will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except the Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES.”

Proposed Fundamental Investment Limitation Regarding Industry Concentration and Elimination of the Policy Regarding Concentrating Investments in Banking Industry Securities

The Advisor proposes that the VA Short-Term Fixed Portfolio’s current fundamental investment policy regarding concentration in banking industry securities be eliminated, and proposes that the following industry concentration investment limitation for the Fund be implemented:

The Portfolio will not concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

If approved by shareholders of the VA Short-Term Fixed Portfolio, the Proposal will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to the Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

What Effect Will Amending the Current Industry Concentration Fundamental Investment Limitation and Eliminating the Policy Regarding Concentrating Investments in Banking Industry Securities Have on the VA Short-Term Fixed Portfolio?

The VA Short-Term Fixed Portfolio presently is required to concentrate its investments (i.e., to invest at least 25% of its total assets) in banking industry securities under the circumstances described above. The Advisor believes that eliminating the current industry concentration policy will give the Advisor additional flexibility to buy and sell securities consistent with seeking to achieve the VA Short-Term Fixed Portfolio’s investment objective, rather than having to meet certain investment percentages. Eliminating the current fundamental investment limitation also may facilitate additional diversification for the VA Short-Term Fixed Portfolio. The Advisor believes that the current fundamental investment limitation does not provide any benefits to the VA Short-Term Fixed Portfolio, and is not necessary for the Fund to achieve its investment objective. In addition, the Advisor believes, and the Board agrees, that the elimination of the banking industry securities concentration policy will benefit the VA Short-Term Fixed Portfolio and its shareholders. Finally, by eliminating the concentration policy with respect to investing in banking industry securities, the VA Short-Term Fixed Portfolio will reduce its potential exposure to the banking industry. The proposed change to the industry concentration policy does not have any impact on the VA Short-Term Fixed Portfolio’s current classification as a diversified company.

What is the Required Vote on Proposal 6?

Proposal 6 will be voted on separately by the shareholders of the VA Short-Term Fixed Portfolio. The Proposal will be approved for the Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940

Act. The affirmative vote of a “majority of the outstanding voting securities” of the VA Short-Term Fixed Portfolio is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund. If the Proposal is not approved by shareholders of the VA Short-Term Fixed Portfolio, the Fund’s current fundamental investment limitation regarding industry concentration will remain in effect for the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT
TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INDUSTRY CONCENTRATION.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisor of the Funds

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, currently serves as the investment advisor to all of the Funds. The Advisor is controlled and operated by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, may be deemed controlling persons of the Advisor. Mr. Booth also serves as a Director and officer of the Company and is currently proposed for reelection at the Meeting. There were no purchases or sales by any of the Director Nominees of any securities in excess of 1% of any class of outstanding securities of the Advisor or any of its parents or subsidiaries since the beginning of the Funds’ most recently completed fiscal year.

DFA Australia, Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, provides certain sub-advisory services to the VA International Value Portfolio and VA International Small Portfolio. DFA Australia, under investment sub-advisory agreements with the Advisor and the Company, on behalf of the VA International Value Portfolio and VA International Small Portfolio, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

DFA London, 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, provides certain sub-advisory services to the VA International Value Portfolio and VA International Small Portfolio. DFA London, under investment sub-advisory agreements with the Advisor and the Company, on behalf of the VA International Value Portfolio and VA International Small Portfolio, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

The Administrator and Transfer Agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Funds.

The Underwriter

The principal underwriter for the shares of the Funds is DFA Securities LLC (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The Custodians

Citibank, N.A., 111 Wall Street, New York, New York 10005, serves as the custodian for the VA International Value Portfolio, VA International Small Portfolio and VA Global Bond Portfolio.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA Short-Term Fixed Portfolio and DFA VA Global Moderate Allocation Portfolio.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call (512) 306-7400, or forward a written request to 6300 Bee Cave Road, Building One, Austin, Texas 78746, if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or Proxy Statements separately in the future; or (3) request delivery of a single copy of annual reports or Proxy Statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of February 25, 2015, is set forth in Exhibit D to this Proxy Statement. The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each class of each Fund, along with the number and percentage of shares owned, as of January 31, 2015, is set forth in Exhibit E to this Proxy Statement. To the knowledge of the Company’s management, as of January 31, 2015, there were no entities, except as set forth in Exhibit E to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

In addition, to the knowledge of the Company’s management, as of January 31, 2015, the Director Nominees and officers, each individually, and together as a group, owned less than 1% of the outstanding shares of each class of each Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of DFAIDG at the Dimensional Companies’ offices, as follows: 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote and/or voting instructions are being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds except that the proposal relating to the Updated Investment Management Agreement will be split evenly between the Funds and the Advisor. The cost borne by the Funds will be borne indirectly by Variable Contract owners. DFAIDG expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Company or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $29,000. The Participating Insurance Companies also may engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Companies, although the Advisor, or an affiliate, may reimburse certain of their expenses. As the date of the Meeting approaches, certain Participating Insurance Companies may receive a telephone call from certain officers and representatives of the Company or its affiliates and certain financial services firms and their representatives, or a representative of the Solicitor, if the shareholders’ votes and/or voting instructions have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder, including a Variable Contract owner, wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) or attend in person. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy card, will be required for admission.

Voting and Methods of Tabulation

Generally, abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions may have the same effect as a vote “against” the Proposals (and Sub-Proposals) that require an affirmative vote by a certain percentage of shareholders, but will not have an effect on Proposals that require a plurality or an affirmative vote of majority of votes cast for approval.

The rules of the SEC require that the Company disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Separate Account, as the shareholder of record of the Funds’ shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, DFAIDG does not anticipate receiving any broker non-votes.

Quorum

The presence in person or by proxy of one-third of the shares entitled to be cast on a matter constitutes a quorum at the Meeting for the purposes of acting on a Proposal or Sub-Proposal relating to the Company or a Fund of the Company. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not a quorum is present. The Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Meeting without notice other than announcement at the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, or for any other reason consistent with Maryland state law and DFAIDG’s charter documents and bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of DFAIDG on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of DFAIDG did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals

As a general matter, the Company is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Company’s proxy statement for the next meeting of shareholders of the Company should send the shareholder’s written proposal to the Company’s offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary, in advance of such meeting, within a reasonable time before the Company begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Company’s proxy statement and proxy card relating thereto, and presented at the meeting. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Company’s proxy statement must notify the Company of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Company at the address set forth above. If a shareholder fails to give notice to the Company within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Company’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Company’s proxy statement or presented at the meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Directors of DFAIDG,

Catherine L. Newell Vice President and Secretary

March 12, 2015

EXHIBIT LIST

Exhibit A-1	Nominating Committee Charter	A-1(1)
Exhibit A-2	List of Executive Officers of the Company and Advisor	A-2(1)
Exhibit A-3	Pre-Approval Policies and Procedures of the Audit Committee	A-3(1)
Exhibit B-1	Proposed Form of Sub-Advisory Agreement with DFA Australia	B-1(1)
Exhibit B-2	Proposed Form of Sub-Advisory Agreement with DFA London	B-2(1)
Exhibit B-3	Information Regarding Advisory Agreements of the Identified Fixed Income Funds	B-3(1)
Exhibit B-4	List of Executive Officers and Directors of DFA Australia	B-4(1)
Exhibit B-5
List of Funds Sub-Advised by DFA Australia that Have Similar Investment Mandates as the Identified Fixed Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds
B-5(1)
Exhibit B-6	List of Executive Officers and Directors of DFA London	B-6(1)
Exhibit B-7
List of Funds Sub-Advised by DFA London that Have Similar Investment Mandates as the Identified Fixed Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds
B-7(1)
Exhibit C-1	Comparison of Total Annual Operating Expenses of the Funds	C-1(1)
Exhibit C-2	Proposed Form of Investment Management Agreement	C-2(1)
Exhibit C-3	Advisory Fees Paid to Dimensional	C-3(1)
Exhibit C-4	Date of Each Investment Advisory Agreement, Date Each Investment Advisory Agreement Was Last Submitted to Shareholders and the Purpose of Submission to Shareholders	C-4(1)
Exhibit C-5	List of Funds Advised or Sub-Advised by Dimensional that Have Similar Investment Mandates, the Investment Advisory/Management Fees Charged for Such Services and the Asset Size of the Funds	C-5(1)
Exhibit D	Number of Outstanding Shares of the Funds as of January 28, 2015	D(1)
Exhibit E	Principal Holders of Shares of the Funds as of December 31, 2014	E(1)

Exhibit A-1

Nominating Committee Charter
of the Boards of Directors of
DFA Investment Dimensions Group Inc. (“DFAIDG”) and
Dimensional Investment Group Inc. (“DIG”) and
of the Boards of Trustees of
Dimensional Emerging Markets Value Fund (“DEM”) and
 The DFA Investment Trust Company (“DFAITC”)

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Boards of Directors/Trustees (the “Board”) of DFAIDG, DIG, DEM, and DFAITC (each a “Fund,” and together, the “Funds”). The Committee consists of such number of members as set by the Board, from time to time, and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not “interested persons” of the Funds (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Funds’ investment advisor and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial, or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule A to evaluate candidates for membership on the Board. The Committee also may, from time to time, establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

4.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule A) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule A.

III.	Other Powers and Responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

A-1(1)

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent permitted by law and by the Funds’ Bylaws. In the event of any inconsistency between this Charter and the Funds’ organizational documents, the provisions of the Funds’ organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

As adopted September 16, 2008; Schedule A to the Charter was amended June 22, 2011.

A-1(2)

Schedule A

NOMINATION AND APPOINTMENT POLICY

1.    The Committee believes that it is in the best interests of the Funds and their shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.    In nominating candidates, the Committee believes that no specific minimum qualifications or disqualifications are controlling or paramount, or that any specific educational background, qualities, skills, or prior business and professional experience are necessary for each candidate to possess in order to be considered for nomination. The Committee shall take into consideration such factors as the Committee deems appropriate. These factors, which may change over time or have different weight, may include:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships (i) with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates; or (ii) that may be perceived as being inconsistent with serving on the board of directors of a registered investment company;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•	the person’s judgment, skill, diversity, and experience with registered investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•	the business activities of the Funds, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas;

•	whether the person’s business background or other business activities would be incompatible with the Funds’ and management’s business purposes;

•	the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Dimensional Funds’ shareholders; and

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.    While the Committee is solely responsible for the selection and recommendation to the Board of Disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders,

A-1(3)

that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Funds at such address as is set forth in the Funds’ disclosure documents. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

* * * * * * * * * * * * * * *

A-1(4)

Exhibit A-2

List of Executive Officers of the Company and Advisor

Below is the name, age, information regarding positions with the Company and the principal occupation for each officer of the Company. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund (collectively, the “DFA Entities”).

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal Age: 51	Vice President	Since 2008	Vice President of all the DFA Entities.
Robyn G. Alcorta Age: 40	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); and Vice President at Charles Schwab (2007-2010).
Darryl D. Avery Age: 48	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow Age: 59	Vice President	Since 1993	Vice President of all the DFA Entities. Director and Managing Director of Dimensional Fund Advisors Ltd (since September 2013).
Peter Bergan Age: 41	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Senior Infrastructure Manager for Dimensional Fund Advisors LP (January 2011 – January 2014); Partner at Stonehouse Consulting (2010).
Lana Bergstein Age: 40	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Client Service Manager for Dimensional Fund Advisors LP (February 2008 – January 2014).

A-2(1)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Stanley W. Black Age: 44	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Senior Research Associate (January 2012 – January 2014) and Research Associate (2006-2011) for Dimensional Fund Advisors LP
David G. Booth Age:68	Chairman, Director, President and Co-Chief Executive Officer	Since Inception
Chairman, Director/Trustee, President, Co-Chief Executive Officer and formerly, Chief Executive Officer (until 1/1/2010) of the DFA Entities; Director of Dimensional Fund Advisors Ltd.; formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer; Director of Dimensional Advisors Ltd., Dimensional Funds plc and Dimensional Funds II plc; formerly, President, Dimensional SmartNest (US) LLC (2009-2014); formerly, Limited Partner, Oak Hill Partners (2001-2010); Limited Partner, VSC Investors, LLC (since 2007); Trustee, University of Chicago; Trustee, University of Kansas Endowment Association; Formerly, Director, SA Funds (registered investment company); Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director; President (since 2012) of Dimensional Japan Ltd.; and Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (since 2010).

Aaron T. Borders Age: 41	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2008 – January 2014).
Scott A. Bosworth Age: 46	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown Age: 48	Vice President and Assistant Secretary	Since 2001
Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional Cayman Commodity Fund I Ltd., Dimensional Fund Advisors Pte. and Dimensional Hong Kong Limited; and Director, Vice President and Assistant Secretary of Dimensional Fund Advisors Canada ULC.

David P. Butler Age: 50	Vice President	Since 2007	Vice President of all the DFA Entities. Head of Global Financial Services for Dimensional Fund Advisors LP (since 2008).

A-2(2)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Douglas M. Byrkit Age: 44	Vice President	Since 2012
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); and Regional Director at Russell Investments (April 2006 – December 2010).

Hunt M. Cairns Age: 41	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (January 2010 – January 2014) and Senior Associate (July 2008 – December 2009) for Dimensional Fund Advisors LP.
James G. Charles Age: 58	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010).
Joseph H. Chi Age: 48	Vice President	Since 2009
Vice President of all the DFA Entities; Co-Head of Portfolio Management (since March 2012) and Senior Portfolio Manager (since January 2012) for Dimensional Fund Advisors LP; and formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 – January 2012).

PilSun Choi Age: 42	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (April 2012 – January 2014); and Vice President and Counsel for AllianceBernstein L.P. (2006-2012).
Stephen A. Clark Age: 42	Vice President	Since 2004
Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC; Head of Global Institutional Services for Dimensional Fund Advisors LP (since January 2014); and formerly, Head of Institutional, North America (March 2012 – December 2013) and Head of Portfolio Management (January 2006 – March 2012) for Dimensional Fund Advisors LP.

Matt B. Cobb Age: 43	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2011 – March 2013); Vice President at MullinTBG (2005-2011).
Rose C. Cooke Age: 43	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2010 – March 2014); Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); and Vice President at Credit Suisse (2007-2009).

A-2(3)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Ryan Cooper Age: 35	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2003 – March 2014).
Jeffrey D. Cornell Age: 38	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell Age: 65	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane Age: 59	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan Age: 49	Vice President and Global Chief Compliance Officer	Since 2004
Vice President and Chief Compliance Officer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd. Chief Compliance Officer of Dimensional Fund Advisors Canada. Formerly, Vice President and Chief Compliance Officer for Dimensional SmartNest (US) LLC (October 2010 – 2014).

James L. Davis Age: 58	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere Age: 57	Vice President	Since 1994	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.
Johnathan K. DeKinder Age: 36	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Regional Director (January 2012 – January 2014) and Senior Associate (August 2010 – December 2011) for Dimensional Fund Advisors LP; and MBA and MPA at the University of Texas at Austin (August 2007 – May 2010).

Peter F. Dillard Age: 43	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Research Associate (August 2008 – March 2010) and Research Assistant (April 2006 – August 2008) for Dimensional Fund Advisors LP.
Robert W. Dintzner Age: 44	Vice President	Since 2001	Vice President of all the DFA Entities.

A-2(4)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Karen M. Dolan Age: 35	Vice President	Since 2014
Vice President of all the DFA Entities. Head of Marketing for Dimensional Fund Advisors LP (since February 2013). Formerly, Senior Manager of Research and Marketing for Dimensional Fund Advisors LP (June 2012 – January 2013); and Director of Mutual Fund Analysis at Morningstar (January 2008 – May 2012).

Richard A. Eustice Age: 49	Vice President and Assistant Secretary	Since 1998
Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited; Chief Operating Officer for Dimensional Fund Advisors Pte. Ltd. (since April 2013); and formerly, Chief Operating Officer for Dimensional Fund Advisors Ltd. (July 2008 – March 2013).

Gretchen A. Flicker Age: 43	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall Age: 40	Vice President	Since 2008
Vice President of all the DFA Entities. Co-Head of Portfolio Management (since March 2012) and Senior Portfolio Manager (since January 2012) for Dimensional Fund Advisors LP. Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 – January 2012).

Edward A. Foley Age: 38	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2011 – January 2014); Senior Vice President of First Trust Advisors L.P. (2007 – July 2011).

Jeremy P. Freeman Age: 44	Vice President	Since 2009	Vice President of all the DFA Entities.
Mark R. Gochnour Age: 47	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum Age: 46	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray Age: 47	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray Age: 40	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther Age: 40	Vice President	Since 2011	Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader (2009-2012).

A-2(5)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Robert W. Hawkins Age: 41	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (January 2011 – January 2014); and Vice President and Senior Counsel for State Street Global Advisors (November 2008 – January 2011).

Joel H. Hefner Age: 47	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson Age: 40	Vice President and Fund Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities, Dimensional Cayman Commodity Fund I Ltd. and Dimensional Japan Ltd.
Kevin B. Hight Age: 47	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho Age: 47	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath Age: 54	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
Jeff J. Jeon Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Garret D. Jones Age: 43	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Manager of Sales and Marketing Systems (January 2011 – January 2014) and Project Manager (2007-2010) for Dimensional Fund Advisors LP.
Stephen W. Jones Age: 46	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012).
David M. Kavanaugh Age: 36	Vice President	Since 2014
Vice President of all the DFA Entities. Head of Operations for Financial Advisor Services for Dimensional Fund Advisors LP (since July 2014); Formerly, Counsel of Dimensional Fund Advisors LP (August 2011 – January 2014); and Associate at Andrews Kurth LLP (2006-2011).

A-2(6)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Patrick M. Keating Age: 60	Vice President	Since 2003
Vice President of DFAIDG, DIG, DFAITC, DEM, Dimensional Holdings Inc., Dimensional Fund Advisors LP and Dimensional Japan Ltd. Chief Operating Officer and Director of Dimensional Japan Ltd. Formerly, Vice President of DFA Securities LLC, Dimensional Cayman Commodity Fund I Ltd. and Dimensional Advisors Ltd (until February 2015); Chief Operating Officer of Dimensional Holdings Inc., DFA Securities LLC, Dimensional Fund Advisors LP, Dimensional Cayman Commodity Fund I Ltd., Dimensional Advisors Ltd. and Dimensional Fund Advisors Pte. Ltd. (until February 2015); Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC (until February 2015); Director of DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Advisors Ltd. (until February 2015); and Director and Vice President of Dimensional Hong Kong Limited and Dimensional Fund Advisors Pte. Ltd. (until February 2015).

Andrew K. Keiper Age: 37	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (October 2004 – January 2013).
Glenn E. Kemp Age: 66	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner Age: 43	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Kimberly L. Kiser Age: 42	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Creative Director for Dimensional Fund Advisors LP (September 2012 – January 2014); Vice President and Global Creative Director at Morgan Stanley (2007-2012); and Visiting Assistant Professor, Graduate Communications Design at Pratt Institute (2004-2012).

Timothy R. Kohn Age: 43	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010).

A-2(7)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Joseph F. Kolerich Age: 43	Vice President	Since 2004	Vice President of all the DFA Entities. Senior Portfolio Manager of Dimensional Fund Advisors LP (since January 2012). Formerly, Portfolio Manager for Dimensional (April 2001 – January 2012).
Mark D. Krasniewski Age: 33	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data (January 2012 – December 2012) and Systems Developer (June 2007 – December 2011) for Dimensional Fund Advisors LP.

Kahne L. Krause Age: 48	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (May 2010 – January 2014) for Dimensional Fund Advisors LP.
Stephen W. Kurad Age: 46	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane Age: 47	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Chief Executive Officer for Dimensional SmartNest (US) LLC (July 2012 – November 2014).
Francis R. Lao Age: 45	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso Age: 36	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader (January 2010 – December 2012) and Trader (2000-2009) for Dimensional Fund Advisors LP.
Juliet H. Lee Age: 44	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee Age: 34	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley Age: 54	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 – January 2013).
Apollo D. Lupescu Age: 45	Vice President	Since 2009	Vice President of all the DFA Entities.
Peter Magnusson Age: 45	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2014); Vice President at Columbia Management (2004-2010).

A-2(8)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Kenneth M. Manell Age: 42	Vice President	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. Formerly, Counsel for Dimensional Fund Advisors LP (September 2006 – January 2010).
Aaron M. Marcus Age: 44	Vice President	Since 2008	Vice President of all DFA Entities and Head of Global Human Resources for Dimensional Fund Advisors LP.
David R. Martin Age: 58	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities; Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Advisors Pte. Ltd., Dimensional Hong Kong Limited, Dimensional Fund Advisors Canada ULC, and Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc and Dimensional Funds II plc; Statutory Auditor of Dimensional Japan Ltd.; and formerly, Chief Financial Officer, Treasurer and Vice President of Dimensional SmartNest (US) LLC (October 2010 – November 2014).

Bryan R. McClune Age: 39	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (January 2009 – January 2014).
Philip P. McInnis Age: 30	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Regional Director (January 2009 – January 2014) and Senior Associate (2011) for Dimensional Fund Advisors LP; Investment Consultant (March 2010 – December 2010) and Investment Analyst (December 2007 – March 2010) at Towers Watson.

Jonathan G. Nelson Age: 43	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Manager, Investment Systems (2011 – January 2013) and Project Manager (2007-2010) for Dimensional Fund Advisors LP.

A-2(9)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Catherine L. Newell Age: 50	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities; Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively); Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003), Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd (since February 2012), Dimensional Advisors Ltd (since March 2012), Dimensional Fund Advisors Pte. Ltd. (since June 2012); Director of Dimensional Funds plc and Dimensional Funds II plc (since 2002 and 2006, respectively); Director of Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong Kong Limited (since August 2012 and July 2012); and formerly, Vice President and Secretary of Dimensional SmartNest (US) LLC (October 2010 – November 2014).

Pamela B. Noble Age: 50	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Portfolio Manager for Dimensional Fund Advisors LP (2008-2010).
Selwyn Notelovitz Age: 53	Vice President	Since 2013
Vice President of all the DFA Entities. Deputy Chief Compliance Officer of Dimensional Fund Advisors LP (since December 2012). Formerly, Chief Compliance Officer of Wellington Management Company, LLP (2004-2011).

Carolyn L. O Age: 40	Vice President	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.; Deputy General Counsel, Funds (since 2011). Formerly, Counsel for Dimensional Fund Advisors LP (2007-2010).
Gerard K. O’Reilly Age: 38	Vice President and Co-Chief Investment Officer	Vice President Since 2007 Co-Chief Investment Officer Since 2014	Vice President and Co-Chief Investment Officer of all the DFA Entities and Dimensional Fund Advisors Canada ULC; and Director of Dimensional Funds plc and Dimensional Fund II plc.
Daniel C. Ong Age: 41	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).

A-2(10)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Kyle K. Ozaki Age: 36	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Compliance Officer (January 2008 – January 2010) and Compliance Officer (February 2006 – December 2007) for Dimensional Fund Advisors LP.
Matthew A. Pawlak Age: 37	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2012 – January 2013); Senior Consultant (June 2011 – December 2011) and Senior Investment Analyst and Consultant (July 2008 – June 2011) at Hewitt EnnisKnupp.

David A. Plecha Age: 53	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada ULC.
Allen Pu Age: 44	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2006).
Theodore W. Randall Age: 41	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (2006-2008).
David J. Rapozo Age: 47	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2014); Vice President at BlackRock (2009-2010).
Mark A. Regier Age: 45	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Planning and Analysis Manager for Dimensional Fund Advisors LP (July 2007 – January 2014).

A-2(11)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Eduardo A. Repetto Age: 48	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2002
Co-Chief Executive Officer (beginning January 2010), Co-Chief Investment Officer (since June 2014), Director/Trustee, and formerly, Chief Investment Officer (March 2007 – June 2014) of the DFA Entities; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2010) of Dimensional Cayman Commodity Fund I Ltd.; Director, Co-Chief Executive Officer, President and Co-Chief Investment Officer of Dimensional Fund Advisors Canada ULC and formerly, Chief Investment Officer (until April 2014); Co-Chief Investment Officer, Vice President, and Director of DFA Australia Limited and formerly, Chief Investment Officer (until April 2014); Director of Dimensional Fund Advisors Ltd., Dimensional Funds plc, Dimensional Funds II plc and Dimensional Advisors Ltd.; Formerly, Vice President of the DFA Entities and Dimensional Fund Advisors Canada ULC; and Director and Chief Investment Officer (since December 2012) of Dimensional Japan Ltd.

Savina B. Rizova Age: 33	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Research Associate (June 2011 – January 2012) for Dimensional Fund Advisors LP.
L. Jacobo Rodríguez Age: 43	Vice President	Since 2005	Vice President of all the DFA Entities.
Oliver J. Rowe Age: 54	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Senior Manager, Human Resources for Dimensional Fund Advisors LP (January 2012 – January 2014); and Director of Human Resources at Spansion, Inc. (March 2009 – December 2011).

Julie A. Saft Age: 55	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Client Systems Manager for Dimensional Fund Advisors LP (July 2008 – January 2010); and Senior Manager at Vanguard (November 1997 – July 2008).
Walid A. Shinnawi Age: 53	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons Age: 50	Vice President	Since 2009	Vice President of all the DFA Entities. Formerly, Investment Operations Manager for Dimensional Fund Advisors LP (May 2007 – January 2009).

A-2(12)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Ted R. Simpson Age: 46	Vice President	Since 2007	Vice President of all the DFA Entities.
Bhanu P. Singh Age: 33	Vice President	Since 2014
Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since January 2012); Formerly, Vice President for DFA Australia Limited (January 2013 – January 2014); and Investment Associate for Dimensional Fund Advisors LP (August 2010 – December 2011).

Bryce D. Skaff Age: 39	Vice President	Since 2007	Vice President of all the DFA Entities.
Lukas J. Smart Age: 37	Vice President	Since 2014	Vice President of all the DFA Entities. Portfolio Manager of Dimensional Fund Advisors LP (since January 2010).
Andrew D. Smith Age: 46	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Grady M. Smith Age: 58	Vice President	Since 2004	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC.
Carl G. Snyder Age: 51	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth Age: 67	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow Age: 43	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2010 – January 2013).
Blake T. Tatsuta Age: 42	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Manager, Investment Analytics and Data (2012 – January 2013) and Research Assistant (2002-2011) for Dimensional Fund Advisors LP.
Erik T. Totten Age: 35	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director (2010 – January 2013) and Senior Associate (2007-2009) for Dimensional Fund Advisors LP.
John H. Totten Age: 36	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 – January 2012).

A-2(13)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Robert C. Trotter Age: 56	Vice President	Since 2009	Vice President of all the DFA Entities.
Karen E. Umland Age: 48	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Benjamin C. Walker Age: 35	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2008 – January 2014).
Brian J. Walsh Age: 44	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington Age: 63	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley Age: 38	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise Age: 59	Vice President	Since 2005	Vice President of all the DFA Entities.
Joseph L. Young Age: 36	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2005-2010).

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

A-2(14)

Exhibit A-3

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund
Dimensional Investment Group Inc.
The DFA Investment Trust Company
 (together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.    The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.    The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

A-3(1)

B.	Pre-Approval of Audit Services to the Funds

1.    The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.    The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.    Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.    The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.    Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.    The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.    The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

A-3(2)

5.    A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.    The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.    Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.    The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.    The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value in any fiscal year.

5.    The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next

A-3(3)

scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.    The Committee may amend these procedures from time to time.

2.    These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.    The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.    In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.    A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted January 15, 2004, and as amended September 13, 2005, September 17, 2009, December 16, 2010, and September 9, 2013.

A-3(4)

Exhibit B-1

Proposed Form of Sub-Advisory Agreement with DFA Australia

SUB-ADVISORY AGREEMENT

AGREEMENT dated this [___] day of [_______] , 2015 among DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (the “Fund”), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (“DFA”), and DFA AUSTRALIA LIMITED, a corporation organized under the laws of New South Wales (“DFA Australia”).

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including the [______________________] (the “Portfolio”); and

WHEREAS, the Portfolio invests in securities of issuers associated with international markets designated by the Investment Committee of DFA, as categorized, defined, and limited in accordance with the Fund’s prospectus; and

WHEREAS, DFA Australia personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to international securities; and

WHEREAS, DFA wishes to retain DFA Australia as sub-advisor with respect to the Portfolio, and DFA Australia wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.    Services to Be Performed. DFA hereby employs, subject to approval by the Board of Directors of the Fund and supervision by DFA, DFA Australia to furnish, at DFA Australia’s expense, the services described below with respect to the Portfolio:

a.	DFA Australia shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, (i) providing investment and ancillary services for DFA and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940, as amended (the “1940 Act”). In carrying out its obligations hereunder, DFA Australia will act with a view to the Portfolio’s objectives, as set forth in the Fund’s registration statement, and otherwise communicated to DFA Australia by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible. DFA Australia shall not receive any commission or rebate from any broker or dealer to whom

B-1(1)

it allocates trades nor shall it receive any commission from DFA based upon the allocation of trades. DFA will advise DFA Australia of changes in the Fund’s Amended and Restated Articles of Incorporation, Amended and Restated By-Laws, and registration statement, and any objectives not appearing therein, as they may be relevant to DFA Australia’s performance under this Agreement. DFA will furnish to DFA Australia reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Board of Directors of the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio (“execution schedules”), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFA Australia in connection therewith, and may delegate to DFA Australia the preparation of such schedules. On at least a semi-annual basis, DFA will review the Portfolio’s holdings, make, itself or in consultation with DFA Australia, any necessary adjustments to the execution schedules, and review the securities trading process and executions. DFA Australia is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA, from time to time, or in specific cases. DFA Australia shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including, without limitation, the custodian of the Fund. DFA Australia shall review and coordinate its agency trading and execution strategies, practices, and results with DFA as frequently as reasonably requested.

b.	DFA Australia shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFA Australia, DFA, and the Fund.

c.	DFA Australia shall periodically provide DFA with data concerning the international markets, and it shall maintain and provide to DFA current financial information with respect to specific international securities on the execution schedules. DFA Australia shall also furnish DFA with advice and information regarding securities of international companies and foreign governments and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFA Australia shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

B-1(2)

2.    Compensation. For the services provided by DFA Australia hereunder, DFA shall pay DFA Australia a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

3.    Liability of DFA Australia. DFA Australia shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

4.    Term. This Agreement shall become effective as of [_______], 2015, and shall remain in effect until [__________], 2017, unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by: (a) the vote of a majority of the Fund’s Directors, or (b) the vote of a majority of the outstanding voting securities of the Portfolio, and (c) the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party (except as Directors of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms “interested persons” and “vote of a majority of the outstanding voting securities” shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

This Agreement may be terminated by DFA or by DFA Australia at any time, without penalty, on ninety (90) days’ written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to DFA Australia by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term “assignment” for this purpose shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned, or not renewed.

5.    DFA Australia will promptly notify DFA and the Fund of any change in the composition of its Board of Directors.

6.    Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

[signature page follows]

B-1(3)

IN WITNESS WHEREOF, DFA, DFA Australia, and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP

By:	DIMENSIONAL HOLDINGS INC.,
General Partner

By:
Name
Title

DFA AUSTRALIA LIMITED

By:
Name
Title

DFA INVESTMENT DIMENSIONS GROUP INC.

By:
Name
Title

B-1(4)

Exhibit B-2

Proposed Form of Sub-Advisory Agreement with DFA London

SUB-ADVISORY AGREEMENT

AGREEMENT dated this [__ ] day of [_________], 2015 among DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (the “Fund”), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (“DFA”), and DIMENSIONAL FUND ADVISORS LTD., a company organized under the laws of England (“DFAL”).

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including the [_________________] (the “Portfolio”); and

WHEREAS, the Portfolio invests in United Kingdom and European securities as categorized, defined and limited in accordance with the Fund’s prospectus; and

WHEREAS, DFAL personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to United Kingdom and European securities; and

WHEREAS, DFA wishes to retain DFAL as sub-advisor with respect to the Portfolio, and DFAL wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.    Services To Be Performed. DFA hereby employs, subject to approval by the Board of Directors of the Fund and supervision by DFA, DFAL to furnish, at DFAL’s expense, the services described below with respect to the Portfolio:

a.	DFAL shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, the maintenance of a trading desk; the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and the allocation of trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940, as amended (the “1940 Act”). In carrying out its obligations hereunder, DFAL will act with a view to the Portfolio’s objectives as set forth in the Fund’s prospectus and otherwise communicated to DFAL by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of securities being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed. DFA will advise DFAL of changes in the Fund’s Amended and Restated Articles of Incorporation, Amended and Restated Bylaws, and prospectus and

B-2(1)

any objectives not appearing therein as they may be relevant to DFAL’s performance under this Agreement. DFA will furnish to DFAL reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio (“execution schedules”), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFAL in connection therewith, and may delegate to DFAL the preparation of such schedules. On at least a semi-annual basis DFA will review the Portfolio’s holdings, make, itself or in consultation with DFAL, any necessary adjustments to the execution schedules and review the securities trading process and executions. DFAL is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA from time to time or in specific cases. DFAL shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including without limitation the custodian of the Fund. DFAL shall review and coordinate its agency trading and execution strategies, practices and results with DFA as frequently as reasonably requested.

b.	DFAL shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFAL, DFA and the Fund.

c.	DFAL shall periodically provide DFA with data concerning the United Kingdom and European markets; and it shall maintain and provide to DFA current financial information with respect to specific issuers in United Kingdom and European markets. DFAL shall also furnish DFA with advice and information regarding securities of United Kingdom and European market companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFAL shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

2.    Compensation. For the services provided by DFAL hereunder DFA shall pay DFAL a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

3.    Liability of DFAL. Except as provided by the next sentence, DFAL shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFAL in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and

B-2(2)

duties under this Agreement. The foregoing sentence does not apply to any liability which DFAL may have arising out of the execution by it or any of its employees, officers or agents of portfolio transactions for the Fund.

4.    Term. This Agreement shall become effective as of [_________], 2015, and shall remain in effect until [_________], 2017, unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by (a) the vote of a majority of the Fund’s Directors, or (b) the vote of a majority of the outstanding voting securities of the Portfolio and (c) the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party (except as Directors of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms “interested persons” and “vote of a majority of the outstanding voting securities” shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

This Agreement may be terminated by DFA or by DFAL at any time without penalty on ninety (90) days’ written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to DFAL by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term “assignment” for this purpose shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned or not renewed.

5.    Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

6.    Governing Law and Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any U.S. federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and any rules and regulations promulgated thereunder. The parties agree and consent to the jurisdiction of the State and federal courts of Maryland.

7.    Schedules. Schedules to this Agreement form a part of it.

[signature page follows]

B-2(3)

IN WITNESS WHEREOF, DFA, DFAL and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP

By:	DIMENSIONAL HOLDINGS INC.,
General Partner

By:
Name:
Title:

DIMENSIONAL FUND ADVISORS LTD.

By:
Name:
Title:

DFA INVESTMENT DIMENSIONS GROUP INC.

By:
Name:
Title:

B-2(4)

Schedule to Sub-Advisory Agreement
 FCA Disclosures

Regulations and Client Categorisation

Dimensional Fund Advisors Ltd. (“DFAL”) is authorised and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom.

Nothing in the Agreement shall exclude any liability of DFAL to Dimensional Fund Advisors LP (“DFA”) arising under the Financial Services and Markets Act 2000, any regulations made under it, or the FCA Rules, or arising under the U.S. federal securities laws and regulations.

DFAL has classified DFA as a Professional Client, in accordance with the FCA Rules. DFA is entitled to request classification as a Retail Client; however, DFAL does not offer a retail service and, consequently, is unable to undertake business for Retail Clients and so will not be able to accept any such request to be re-classified as a Retail Client.

Nature of Investments and Risk Disclosures – For informational purposes only DFAL has provided DFA with a copy of its Form ADV Part 2a which provides a general description of the nature and risks of investments which may be held by the Portfolio, and which are also disclosed in the Portfolio’s registration statement.

Execution Policy – DFAL has provided DFA with a copy of its Form ADV Part 2a which details DFAL’s policy relating to the execution of orders and decisions to deal on behalf of clients, as required by the FCA Rules, and which with respect to the Portfolio will remain consistent with the requirements of the Investment Company Act of 1940, as amended (the “Execution Policy”). DFA hereby confirms that it has read and understood the Execution Policy and agrees to DFAL’s Execution Policy. In particular, DFA expressly agrees that DFAL may trade outside of a Regulated Market or Multilateral Trading Facility, each as defined by and in accordance with the FCA Rules. In effecting transactions for the Portfolio, DFAL will at all times comply with DFAL’s Execution Policy and in particular will act in the best interests of DFA and comply with any applicable obligations regarding best execution under the FCA Rules. Specific instructions from DFA in relation to the execution of orders may prevent DFAL from following its Execution Policy in relation to such orders in respect of the elements of execution covered by the instructions.

Disclosure of DFAL’s Dealing Arrangements – DFAL’s policy regarding its dealing arrangements, including the details of the goods and services that relate to the execution of trades and those which relate to the provision of research are, where relevant, included in its Form ADV Part 2a (“Dealing Arrangements”), and with respect to the Portfolio, will be consistent with the Investment Company Act of 1940, as amended. DFAL shall provide DFA with adequate information regarding its Dealing Arrangements on an annual basis, in accordance with the FCA Rules.

Complaints – All formal complaints should be made in writing to the compliance officers of DFAL and DFA promptly and preferably at the same time. Subsequently, DFA may have a right to complain directly to the Financial Ombudsman Service. A copy of

B-2(5)

DFAL’s complaints handling procedure is available on request and will otherwise be provided in accordance with the FCA Rules. Nothing contained herein shall limit any right or obligation to report wrongdoing by DFAL to U.S. authorities as provided for under U.S. law.

Compensation – DFAL is covered by the Financial Services Compensation Scheme. DFA may be entitled to compensation from the scheme if DFAL cannot meet its obligations. This depends on the type of business and the circumstances of the claim. The maximum level of compensation for claims against firms declared in default is 100% of the first £50,000 per person per firm. Further information about the compensation arrangements is available from the Financial Services Compensation Scheme.

Client Limit Orders – DFA instructs DFAL not to make public Client Limit Orders in respect of shares admitted to trading on a regulated market which are not immediately executed under prevailing market conditions. A Client Limit Order is a specific instruction from DFA to DFAL to buy or sell a financial instrument at a specified price limit or better and for a specific size.

Conflicts of Interest and Disclosures – DFAL and any affiliate may effect transactions in which DFAL or affiliate or another client of DFAL or an affiliate has, directly or indirectly, a material interest or a relationship of any description with another party which involves or may involve a potential conflict with DFAL’s duty to DFA. DFAL will ensure that such transactions are effected on terms which are not materially less favourable to DFA than if the conflict or potential conflict had not existed and, with respect to the Portfolio, are consistent with the U.S. federal securities laws.

Neither DFAL nor any affiliate shall be liable to account to DFA, unless otherwise required by the U.S. federal securities laws, for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions nor will DFAL’s fees, unless otherwise provided, be abated.

DFAL’s Conflicts of Interest Policy, a copy of which has been provided to DFA, sets out the types of actual or potential conflicts of interest which affect DFAL’s business, and provides details of how these are managed.

DFAL will normally act as the agent of DFA, who will therefore be bound by its actions under the Agreement. Nevertheless, none of the services provided hereunder nor any other matter shall give rise to any fiduciary or equitable duties which would prevent or hinder DFAL or any Associate, in effecting transactions with or for DFA.

B-2(6)

Exhibit B-3

Information Regarding Advisory Agreements of the Identified Fixed Income Funds

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders	Rate of compensation under Advisory Agreement	Aggregate amount of fees paid to the Advisor during the last fiscal year
VA Short-Term Fixed Portfolio	09/08/95	09/22/1995	Approval by initial sole shareholder	0.25%	$408,000
VA Global Bond Portfolio	4/26/94, amended 10/18/96	01/11/1995	Approval by initial sole shareholder	0.25% up to $100 million; 0.20% over $100 million	$419,000

B-3(1)

Exhibit B-4

List of Executive Officers and Directors of DFA Australia

The name and principal occupation of DFA Australia’s principal executive officers and/or directors are set forth below. The business address of each such officer and/or director, as it relates to the person’s position with DFA Australia, is Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia.

Name	Principal Occupation
Nigel A. Stewart	Director
J. Glenn Crane	Director, Chairman and Chief Executive Officer
David G. Booth	Director
Catherine L. Newell	Director, Vice President and Secretary
Graham J. Lennon	Director, Vice President and Head of International Portfolio Management
Christopher S. Crossan	Global Chief Compliance Officer
David R. Martin	Director, Vice President, Chief Financial Officer and Treasurer
Eduardo A. Repetto	Director, Vice President and Co-Chief Investment Officer
Patrick M. Keating	Director
Rodney D. Mair	Head of Compliance and Vice President
Andrew M. Kuo	Secretary and Vice President
Gerard K. O’Reilly	Vice President and Co-Chief Investment Officer
Valerie A. Brown	Vice President and Assistant Secretary
Stephen A. Clark	Vice President
Robert T. Deere	Vice President
Richard A. Eustice	Vice President and Assistant Secretary
Marcus Axthelm	Vice President
David A. Plecha	Vice President
Karen E. Umland	Vice President
Murray J. Cockerell	Vice President
Steve Garth	Vice President
Carolyn G. Holmes-Hannaford	Vice President
Henry F. Gray	Vice President
Kevin Kandasamy	Vice President
Nathan Krieger	Vice President

B-4(1)

Name	Principal Occupation
Jason Lapping	Vice President
Elizabeth Mullins	Vice President
Robert Ness	Vice President
Jim C. Parker	Vice President
Paul W. Raaff	Vice President
John Surridge	Vice President
Joel Teasdel	Vice President
Sam Willis	Vice President
Mark Yetman	Vice President

B-4(2)

Exhibit B-5

List of Funds Sub-Advised by DFA Australia that Have Similar Investment Mandates as the Identified Fixed Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds

Name of Fund	Other Sub-Advised Funds by DFA Australia with Similar Mandates/Fees Charged by DFA Australia[1]	Size of Other Sub-Advised Fund as of October 31, 2014
VA Short-Term Fixed Portfolio	DFA Short-Duration Real Return Portfolio—$13,000 (US) per year	$632,077,000
VA Global Bond Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio—$13,000 (US) per year	$1,099,647,000

[1]	DFA Australia has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the Other Sub-Advised Funds with similar mandates listed in this Exhibit.

B-5(1)

Exhibit B-6

List of Executive Officers and Directors of DFA London

The name and principal occupation of DFA London’s principal executive officers and/or directors are set forth below. The business address of each such officer and/or director, as it relates to the person’s position with DFA London, is 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom.

Name	Principal Occupation
Arthur H. Barlow	Chairman, Director, Managing Director and Vice President
David G. Booth	Director
Catherine L. Newell	Director, Vice President and Secretary
Christopher S. Crossan	Global Chief Compliance Officer
David R. Martin	Director, Vice President, Chief Financial Officer and Treasurer
Eduardo A. Repetto	Director
Patrick M. Keating	Director
John S. Romiza	Director and Vice President
Anthony G. Rossdale	Vice President and Head of Finance, Compliance and Risk
Valerie A. Brown	Vice President and Assistant Secretary
David A. Plecha	Vice President
Karen E. Umland	Vice President
Akbar Ali	Vice President
Michael J. Andrews	Vice President
Andries J. Diener	Vice President
Paul L. Farrell	Vice President
David R. Jones	Vice President
Christoph R. Kanzler	Vice President
Nathan R. Lacaze	Vice President
Rune Sanbeck	Vice President
Kristen Smith	Vice President

B-6(1)

Exhibit B-7

List of Funds Sub-Advised by DFA London that Have Similar Investment Mandates as the Identified Fixed Income Funds,
the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds

Name of Fund	Other Sub-Advised Funds by DFA London with Similar Mandates/Fees charged by DFA London[1]	Size of Other Sub-Advised Fund as of October 31, 2014
VA Short-Term Fixed Portfolio	DFA Short-Duration Real Return Portfolio—$13,000 (US) per year	$632,077,000
VA Global Bond Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio—$13,000 (US) per year	$1,099,647,000

[1]	DFA London has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the Other Sub-Advised Funds with similar mandates listed in this Exhibit.

B-7(1)

Exhibit C-1

Comparison of Total Annual Operating Expenses

The Expense Tables below describe the fees and expenses you may pay if you buy and hold shares of the Funds indicated in the tables. The Expense Tables below compare (i) the total annual operating expenses of the Funds as reflected in the Funds’ audited financial statements for the fiscal year ended October 31, 2014, and (ii) pro forma estimates of the Funds’ total annual operating expenses assuming that the Updated Investment Management Agreement had been in place for the fiscal year ended October 31, 2014.

The Expense Examples are meant to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. All costs are based upon the information set forth in the Annual Fund Operating Expenses tables below.

The Expense Examples assume that you invest $10,000 in the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The Expense Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

The Expense Tables and Examples do not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher.

Pro forma expenses should not be considered an actual representation of future expenses. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

DFA INVESTMENT DIMENSIONS GROUP INC.

	Current	Pro Forma
	VA U.S Large Value Portfolio	VA U.S Large Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.27%	0.27%

C-1(1)

The Expense Example reflects the aggregate estimated annual operating expenses of the VA U.S Large Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
VA U.S Large Value Portfolio – Institutional Class	$28	$87	$152	$343
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$87	$152	$343

	Current	Pro Forma
	VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.39%	0.39%

The Expense Example reflects the aggregate estimated annual operating expenses of the VA U.S. Targeted Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
VA U.S. Targeted Value Portfolio – Institutional Class	$40	$125	$219	$493
Pro forma – Institutional Class (Updated Investment Management Agreement)	$40	$125	$219	$493

C-1(2)

	Current	Pro Forma
	VA International Value Portfolio	VA International Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.46%	0.46%

The Expense Example reflects the aggregate estimated annual operating expenses of the VA International Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
VA International Value Portfolio – Institutional Class	$47	$148	$258	$579
Pro forma – Institutional Class (Updated Investment Management Agreement)	$47	$148	$258	$579

C-1(3)

	Current	Pro Forma
	VA International Small Portfolio	VA International Small Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.59%	0.59%

The Expense Example reflects the aggregate estimated annual operating expenses of the VA International Small Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
VA International Small Portfolio – Institutional Class	$60	$189	$329	$738
Pro forma – Institutional Class (Updated Investment Management Agreement)	$60	$189	$329	$738

C-1(4)

	Current	Pro Forma
	VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.27%	0.27%

The Expense Example reflects the aggregate estimated annual operating expenses of the VA Short-Term Fixed Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
VA Short-Term Fixed Portfolio – Institutional Class	$28	$87	$152	$343
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$87	$152	$343

C-1(5)

	Current	Pro Forma
	VA Global Bond Portfolio	VA Global Bond Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.23%	0.23%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.25%	0.25%

The Expense Example reflects the aggregate estimated annual operating expenses of the VA Global Bond Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
VA Global Bond Portfolio – Institutional Class	$26	$80	$141	$318
Pro forma – Institutional Class (Updated Investment Management Agreement)	$26	$80	$141	$318

C-1(6)

	Current	Pro Forma
	DFA VA Global Moderate Allocation Portfolio	DFA VA Global Moderate Allocation Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.66%	0.66%
Fee Waiver and/or Expense Reimbursement	0.26%*	0.26%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40%	0.40%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA VA Global Moderate Allocation Portfolio. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual exsense waiver and assumption in the first year only. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA VA Global Moderate Allocation Portfolio – Institutional Class	$41	$185	$342	$798
Pro forma – Institutional Class (Updated Investment Management Agreement)	$41	$185	$342	$798

C-1(7)

Exhibit C-2

FORM OF
DFA INVESTMENT DIMENSIONS GROUP INC.
INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this ____ day of ____________, 201__, by and between DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (the “Fund”), on behalf of the ___________________ Portfolio (the “Portfolio”), a separate series of the Fund, and DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (the “Manager).

1.    Investment Advisory Services. The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Portfolio, to review and supervise the investment and reinvestment of the assets of the Portfolio, to determine in its discretion the securities and instruments to be purchased or sold and the portion of the Portfolio’s assets to be uninvested, to provide the Fund with records concerning the Manager’s activities which the Fund is required to maintain, and to render regular reports to the Fund’s officers and the Board of Directors of the Fund (the “Board”), all in compliance with the investment objective(s), policies, and limitations set forth in the Portfolio’s registration statement, and applicable laws and regulations, or as the Fund may instruct the Manager in writing. The Manager accepts such employment and agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the investment advisory services described herein on the terms and for the compensation provided herein.

2.    Portfolio Transactions. The Manager is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best available prices and most favorable executions, except as prescribed herein. It is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or to the Portfolio, or be in breach of any obligation owing to the Fund or to the Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Portfolio to pay a member of a securities exchange, a broker, or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker, or dealer would have charged if the Manager determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Manager’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Manager will promptly communicate to the officers and directors of the Fund such information relating to transactions for the Portfolio as they may reasonably request.

3.    Non-Investment Advisory Services. The Fund hereby employs the Manager to provide certain non-investment advisory services for the Portfolio, subject to the direction of the officers and the Board of the Fund on the terms hereinafter set forth.

C-2(1)

Specifically, the Manager shall perform or arrange for the performance, as applicable, at its own expense (except as provided in Section 4 or unless otherwise agreed to by the Manager and the Fund, in which case at the Fund’s expense), the following services to the Fund on behalf of the Portfolio to the extent that any such services are not otherwise provided by any other service provider to the Fund:

(i)	monitor and evaluate the services provided to the Fund for the benefit of the Portfolio by the Portfolio’s custodian, transfer and dividend disbursing agents, printers, insurance carriers (as well as insurance agents and insurance brokers), independent public accountants, legal counsel and other persons and entities who provide similar services to the Fund for the benefit of the Portfolio;

(ii)	monitor the preparation of periodic reports and notices of distributions to shareholders of the Portfolio;

(iii)	coordinate, monitor and evaluate the daily pricing and valuation of the Portfolio’s investment portfolio;

(iv)	monitor the Portfolio’s compliance with recordkeeping requirements of applicable federal, state, and foreign laws and regulations;

(v)	assist the Portfolio to comply with the provisions of applicable federal, state, and foreign tax laws and tax regulations;

(vi)	assist the Portfolio to comply with the provisions of applicable federal, state, local and foreign securities, organizational and other laws that govern the business of the Fund in respect of the Portfolio, including with respect to the preparation of registration statements and other materials in connection with the offering of the Portfolio’s shares;

(vii)	monitor and coordinate the provision of trade administration oversight services to the Portfolio, including settlement oversight services, reconciliation services, collateral management oversight services, and similar services, including recommending corrective action;

(viii)	assist the Portfolio to conduct meetings of the Portfolio’s shareholders if and when called by the Board;

(ix)	furnish such information to the Board as the Board may reasonably require in connection with the annual approval of this Agreement, and coordinate the provision of such other information as the Board may reasonably request; and

(x)	provide the shareholders of the Portfolio with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request.

The Manager accepts such employment and agrees to provide or coordinate the provision of the non-investment advisory services specified above in this Section 3 for the compensation provided in Section 5. The Manager is not required at its own expense to provide non-investment advisory services to the Fund under this Agreement except

C-2(2)

as specified in this Section 3. The Manager may provide additional non-investment advisory services, i.e., those not specified in this Section 3, for the benefit of the Portfolio subject to terms mutually agreed upon by the Fund and the Manager.

Subject to approval or ratification by the Board, the Manager may delegate to one or more entities some or all of the services for the Portfolio described in this Section 3 for which the Manager is responsible, provided that the Manager will be responsible for supervising such entities and paying the compensation, if any, of such entities for such services to the Portfolio, except as otherwise agreed to by the Manager and the Fund.

4.    Expenses of the Fund. Other than as provided for in Sections 1 and 3, the Fund shall be responsible for all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Manager on behalf of the Fund (together, “fees and expenses”). Such fees and expenses payable by the Fund shall include, but are not limited to:

i.	Fees and expenses paid to the Manager as provided herein;

ii.	Brokerage fees and commissions in connection with the purchase and sale of securities for the Portfolio;

iii.	Fees and expenses of transfer and dividend disbursing agents, sub-transfer agents, custodians, securities lending agents, administrators and shareholder servicing and record-keeping agents, including the expenses of issue, repurchase or redemption of its shares;

iv.	Fees and expense of registering and maintaining the registration of the Portfolio and its shares under federal and any applicable state laws; including the printing and distribution of prospectuses to its existing shareholders;

v.	Fees and expenses incident to meetings of the shareholders of the Fund, reports to the Portfolio’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Portfolio’s and the Fund’s legal existence;

vi.	Fees and expenses of all audits by independent public accountants;

vii.	Fees and expenses of legal counsel to the Portfolio and/or the Directors, including the legal fees related to the registration and continued qualification of the Portfolio’s shares for sale;

viii.	Compensation of, and fees and expenses incurred by those individuals serving as, Directors who are not directors, officers, employees or shareholders of the Manager or any of its affiliates;

ix.	Fees and expenses relating to the pricing and return data of Portfolio assets and related indices to the extent necessary for disclosure in regulatory filings for the Fund, including expenses of obtaining quotations for calculating the value of the Portfolio’s net assets;

x.	The Portfolio’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums;

C-2(3)

xi.	The Portfolio’s pro-rata portion of fees and expenses in connection with membership in investment company organizations or trade associations, as approved by the Board;

xii.	Salaries and other compensation, in whole or in part, of officers and employees of the Fund who are not officers, directors, or employees of the Manager or its affiliates (provided, however, notwithstanding the employment of officers or personnel by the Manager, the Fund shall be responsible for its pro rata portion of any salary and other compensation as may be payable to the Fund’s chief compliance officer);

xiii.	Fees and expenses incident to meetings of the Board of Directors/Board of Trustees of the Fund;

xiv.	Taxes and other governmental fees levied against the Portfolio, and the preparation of the Fund’s tax returns;

xv.	Investment fees and expenses of the Portfolio, including the interest expense of borrowing money;

xvi.	Fees and expenses associated with obtaining tax reclaims for the Portfolio;

xvii.	Fees and expenses associated with preparing the Portfolio’s filings with the Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association, or other government agency or regulatory body and any costs associated with disclosure, reporting and recordkeeping requirements with respect to such filings;

xviii.	Fees and expenses associated with regulatory inquiries and examinations, regulatory proceedings, and regulatory investigations of the Portfolio;

xix.	Fees and expenses incurred in connection with any litigation or regulatory proceeding, including class action proceedings, bankruptcy proceedings, and responses to subpoenas of any kind;

xx.	Extraordinary fees and expenses of the Portfolio;

xxi.	Fees and expenses associated with trade administration oversight services with respect to reconciliations, including: (a) assistance with Portfolio valuation and tax lot accounting; (b) daily reconciliation of the Portfolio’s cash and positions with the Portfolio’s custodians; (c) detailed reconciliations of the Portfolio’s net asset value; and (d) maintenance of books and records of portfolio transactions;

xxii.	Fees and expenses associated with trade administration oversight services with respect to settlement oversight, including: (a) capturing information for trades executed for the Portfolio and corporate action elections and transmitting such information to custodians, other fund service providers and other third parties such as securities lending agents; and (b) coordinating with custodians and brokers to identify, investigate and resolve all unmatched and failed trades and matters related to corporate actions;

C-2(4)

xxiii.	Fees and expenses associated with trade administration oversight services with respect to collateral management oversight, including: (a) the administration of the Portfolio’s margin accounts; (b) calculation and management of daily margin calls; (c) transmission of instructions related to collateral settlement; and (d) reviews of collateral eligibility and substitute collateral;

xxiv.	Fees and expenses related to the Portfolio’s, not the Manager’s, compliance program;

xxv.	Fees and expenses associated with oversight of the securities lending activities of the Portfolio to the extent permissible by law; and

xxvi.	Fees and expenses associated with the voting of proxies (or other requests for consent or approval of interest holders) with respect to securities or other assets held by the Portfolio, including certain research services, as approved by the Board.

The Portfolio, at its expense, may enter into agreements with one or more entities (including the Manager) to perform some or all of the services related to the fees and expenses of the Portfolio specified above in this Section 4 or such other services that may be requested by the Board from time to time. Payment by the Manager of the fees and expenses that shall be borne by the Portfolio under this Agreement shall not prejudice the Manager’s right to seek reimbursement for such fees and expenses or to provide for the future payment by the Portfolio of such fees and expenses.

In carrying out its responsibilities under Section 3 of the Agreement, to the extent the Manager deems necessary or desirable and at the expense of the Portfolio, the Manager shall be entitled to consult with, and obtain the assistance of, the persons described in clause (i) of Section 3 that provide services to the Fund.

To the extent there is uncertainty as to whether a fee or expense should be borne by the Fund, the Board will have discretion to determine, in consultation with the Manager and consistent with applicable law, whether the Fund will bear such fee or expense.

5.    Compensation of the Manager. For the services to be rendered by the Manager as provided in this Agreement, the Fund shall pay to the Manager a fee computed on the aggregate net asset value of the Portfolio as of the close of each business day and payable monthly at the annual rate of 0.__%. In the event that this Agreement is terminated at other than a month-end, the fee for such month shall be prorated, as applicable.

6.    Reports. The Fund and the Manager agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

7.    Status of the Manager. The services of the Manager to the Fund, or with respect to the Portfolio, are not to be deemed exclusive, and the Manager shall be free to render similar services to others, as long as its services to the Fund or to the Portfolio are not impaired thereby. The Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

C-2(5)

8.    Liability of the Manager. No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or the shareholders of the Portfolio to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9.    Permissible Interests. Subject to and in accordance with the charters of the Fund and the Manager, respectively, directors, officers, and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Manager are or may be interested in the Fund as directors, officers, shareholders, or otherwise; and the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by said charters and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).

10.    Duration and Termination. This Agreement shall become effective on __________, 201__ and shall continue in effect until__________, 201__, and thereafter, only if such continuance is approved at least annually by a vote of the Fund’s Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of the Portfolio; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio.

This Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio, on not more than (60) sixty days’ written notice to the Manager.

This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be terminated by the Manager after ninety (90) days’ written notice to the Fund.

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

As used in this Section, the terms “assignment,” “interested persons,” “voting securities,” and a “majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19), Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

11.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

C-2(6)

12.    Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

13.    Use of Names. The Manager and the Fund agree that the Manager has a proprietary interest in the names “DFA” and “Dimensional,” and that the Fund and/or Portfolio may use such names only as permitted by the Manager, and the Fund further agrees to cease use of such names promptly after receipt of a written request to do so from the Manager.

IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed this ____ day of ____________, 201__.

DIMENSIONAL FUND ADVISORS LP		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	DIMENSIONAL HOLDINGS INC., General Partner

By:		By:
	Name		Name
	Title		Title

C-2(7)

Exhibit C-3

Advisory Fees Paid to Dimensional

Name of Fund	Rate of compensation under Investment Advisory Agreement	Aggregate amount of advisory fees (before and after waivers/ recoupments) paid to the Advisor during the last fiscal year
VA U.S. Large Value Portfolio	0.25%	$580,000
VA U.S. Targeted Value Portfolio	0.35%	$606,000
VA International Value Portfolio	0.40%	$622,000
VA International Small Portfolio	0.50%	$667,00
VA Short-Term Fixed Portfolio	0.25%	$408,000
VA Global Bond Portfolio	0.25% of first $100 million in average net assets 0.20% of average net assets exceeding $100 million	$419,000
DFA VA Global Moderate Allocation Portfolio	0.25%	$129,000 ($0 after waiver)

C-3(1)

Exhibit C-4

Date of Each Investment Advisory Agreement, Date Each Investment Advisory Agreement Was Last Submitted to Shareholders and the Purpose of Submission to Shareholders

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
VA U.S. Large Value Portfolio	09/08/95, amended 05/01/08	09/22/1995	Approved new advisory agreement at special joint meeting of shareholders
VA U.S. Targeted Value Portfolio	09/08/95, amended 05/01/08	09/22/1995	Approval by initial sole shareholder
VA International Value Portfolio	09/08/95	09/22/1995	Approval by initial sole shareholder
VA International Small Portfolio	09/08/95	09/22/1995	Approval by initial sole shareholder
VA Short-Term Fixed Portfolio	09/08/95	09/22/1995	Approval by initial sole shareholder
VA Global Bond Portfolio	4/26/94, amended 10/18/96	01/11/1995	Approval by initial sole shareholder
DFA VA Global Moderate Allocation Portfolio	03/31/13	04/05/2013	Approval by initial sole shareholder

C-4(1)

Exhibit C-5

List of Funds Advised or Sub-advised by Dimensional that Have Similar Investment Mandates, the Investment Advisory/Management Fees Charged for Such Services and the Asset Size of the Funds

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
1. US Large Cap Value Equity Funds
Dimensional Funds
The U.S. Large Cap Value Series (Master Fund)	0.10%	$18,376,682,000
U.S. Large Cap Value Portfolio (Feeder Fund)	0.25%[2]	$15,146,981,000
U.S. Large Cap Value Portfolio II (Feeder Fund)	0.11%[2]	$174,103,000
U.S. Large Cap Value Portfolio III (Feeder Fund)	0.11%[2]	$2,992,619,000
LWAS/DFA U.S. High Book to Market Portfolio (Feeder Fund)	0.11%[2]	$68,214,000
VA U.S. Large Value Portfolio	0.25%	$258,705,000
Non-Dimensional Fund
SA Funds Investment Trust – SA U.S. Value Fund	0.10%	$537,868,000
2. US SMID Cap Value Equity Funds
Dimensional Funds
U.S. Targeted Value Portfolio	0.35%[3]	$5,590,907,000
VA U.S. Targeted Value Portfolio	0.35%	$206,769,000
Tax-Managed U.S. Targeted Value Portfolio	0.42%	$3,572,307,000
Non-Dimensional Funds
John Hancock Variable Insurance Trust – Small Cap Opportunities Trust	0.40%	$142,826,000
John Hancock Funds II – Small Cap Opportunities Fund	0.40%	$93,958,000

C-5(1)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
3. Developed ex US Large Cap Value Equity Funds
Dimensional Funds
DFA International Value ex Tobacco Portfolio	0.45%	$71,494,000
The DFA International Value Series (Master Fund)	0.20%	$9,343,666,000
DFA International Value Portfolio (Feeder Fund)	0.40%[2]	$7,002,414,000
DFA International Value Portfolio II (Feeder Fund)	0.21%[2]	$110,059,000
DFA International Value Portfolio III (Feeder Fund)	0.21%[2]	$1,836,655,000
DFA International Value Portfolio IV (Feeder Fund)	0.23%[2]	$257,641,000
LWAS/DFA International High Book to Market Portfolio (Feeder Fund)	0.21%[2]	$68,666,000
VA International Value Portfolio	0.40%	$164,973,000
Non-Dimensional Fund
Columbia Funds Variable Series Trust II/Variable Portfolio – DFA International Value Fund	0.21%	$1,507,988,000
4. Developed ex US Small Cap Equity Funds
Dimensional Funds
VA International Small Portfolio	0.50%	$135,499,000
The Japanese Small Company Series (Master Fund)	0.10%	$2,505,409,000
Japanese Small Company Portfolio (Feeder Fund)	0.50%[2]	$508,190,000
The Asia Pacific Small Company Series (Master Fund)	0.10%	$1,453,786,000
Asia Pacific Small Company Portfolio (Feeder Fund)	0.50%[2]	$364,117,000
The United Kingdom Small Company Series (Master Fund)	0.10%	$1,995,898,000
United Kingdom Small Company Portfolio (Feeder Fund)	0.50%[2]	$35,050,000
The Continental Small Company Series (Master Fund)	0.10%	$3,152,277,000
Continental Small Company Portfolio (Feeder Fund)	0.50%[2]	$168,961,000
The Canadian Small Company Series (Master Fund)	0.10%	$849,429,000
International Small Company Portfolio	0.40%[4]	$8,844,517,000

C-5(2)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
Non-Dimensional Funds
SA Funds Investment Trust – SA International Small Company Fund (Feeder Fund of International Small Company Portfolio)	0.00%[5]	$313,223,000
John Hancock Funds II: International Small Company Fund	0.50%	$568,160,000
John Hancock Variable Insurance Trust: International Small Company Trust	0.50%	$108,662,000
Metropolitan Series Fund, Inc.: Met/Dimensional International Small Company Portfolio	0.50%	$685,712,000
5. Ultra Short Duration Fixed Income Funds
Dimensional Funds
DFA One-Year Fixed Income Portfolio	0.15%[3]	$8,455,559,000
VA Short-Term Fixed Portfolio	0.25%	$189,716,000
6. Intermediate Duration and Longer Fixed Income Funds
Dimensional Funds
DFA Intermediate-Term Extended Quality Portfolio	0.20%	$2,133,894,000
DFA Intermediate Government Fixed Income Portfolio	0.10%	$4,021,616,000
DFA Intermediate-Term Municipal Bond Portfolio	0.20%	$508,722,000
DFA California Intermediate-Term Municipal Bond Portfolio	0.20%	$140,424,000
DFA Five-Year Global Fixed Income Portfolio	0.25%	$9,818,116,000
VA Global Bond Portfolio	$0 to $100 million – 0.25% Over $100 million – 0.20%	$207,021,000
DFA World ex U.S. Government Fixed Income Portfolio	0.18%	$355,241,000
DFA Inflation-Protected Securities Portfolio	0.10%	$2,722,146,000
DFA LTIP Portfolio (formerly, Dimensional Retirement Fixed Income Fund III)	0.30%[6]	$995,000
DFA Municipal Real Return Portfolio	0.20%	$51,674,000* (as of 12/31/14)
Non-Dimensional Funds
SA Funds Investment Trust - SA U.S. Fixed Income Fund	0.10%	$591,098,000
SA Funds Investment Trust - SA Global Fixed Income Fund	0.05%	$748,436,000

C-5(3)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
7. Global Balanced Funds
Dimensional Funds
Global Allocation 60/40 Portfolio	0.25%[5]	$2,619,774,000
Global Allocation 25/75 Portfolio	0.20%[5]	$673,558,000
DFA VA Global Moderate Allocation Portfolio	0.25%[6]	$64,997,000

*	DFA Municipal Real Return Portfolio commenced operations on November 4, 2014.

[1]	Unless otherwise noted, the rate provided relates to the fee payable to the Advisor for investment advisory services.

[2]
The rate provided includes the investment management fee payable by the Feeder Fund’s Master Fund to the Advisor and the administrative fee payable by the Feeder Fund to the Advisor. For the ﬁscal year ended October 31, 2014, the DFA International Value Portfolio IV’s administrative service fees were accrued daily and paid monthly to the Adviser based on an effective annual rate of 0.20% of the ﬁrst $40 million of average daily net assets and no fee on assets exceeding $40 million.

[3]	The rate provided relates to the fee payable to the Advisor for both investment advisory services and administrative services.

[4]	The Advisor is paid no fee for the services it provides as investment adviser to the Fund. The rate provided relates to the fee payable to the Advisor for administrative services. As a shareholder of the Underlying Funds, the Fund pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

[5]	The Feeder Fund indirectly pays management fees through the Master Fund in which it invests.

[6]	For the fiscal year ended October 31, 2014, the Advisor waived management fees as follows:

DFA VA Global Moderate Allocation Portfolio	0.25%
DFA LTIP Portfolio (formerly, Dimensional Retirement Fixed Income Fund III)	0.30%

At a Board meeting held on March 9-10, 2015, the Board of DFAIDG approved the reduction of the investment management fee of the DFA LTIP Portfolio (formerly, the Dimensional Retirement Fixed Income Fund III) from 0.30% to 0.10%.

C-5(4)

Exhibit D

Number of Outstanding Shares of each Fund as of February 25, 2015

Name of Fund	Number of Outstanding Shares
VA U.S. Large Value Portfolio	10,829,865.603
VA U.S. Targeted Value Portfolio	11,416,318.150
VA International Value Portfolio	14,803,774.462
VA International Small Portfolio	12,434,780.000
VA Short-Term Fixed Portfolio	17,099,919.149
VA Global Bond Portfolio	20,607,448.22
DFA VA Global Moderate Allocation Portfolio
Institutional Class	6,806,618.778

D(1)

Exhibit E

Principal Holders of Shares of the Funds as of January 31, 2015

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA U.S. Large Value Portfolio	Transamerica Premier Life Insurance Company* 4333 Edgewood Rd. NE, MS 4410 Cedar Rapids, IA 52499	5,001,727.501	46.58%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	1,959,874.632	18.25%
	MAC & Co. FBO LVIP Dimensional U.S. Equity Fund P.O. Box 3198 Pittsburgh, PA 15230	1,251,511.875	11.66%
VA U.S. Targeted Value Portfolio	Transamerica Premier Life Insurance Company* 4333 Edgewood Rd. NE, MS 4410 Cedar Rapids, IA 52499	4,041,281.807	35.92%
	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218	1,848,098.571	16.43%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	1,672,584.945	14.87%
	MAC & Co. FBO LVIP Dimensional U.S. Equity Fund P.O. Box 3198 Pittsburgh, PA 15230	1,401,715.867	12.46%
VA International Value Portfolio	Transamerica Premier Life Insurance Company* 4333 Edgewood Rd. NE, MS 4410 Cedar Rapids, IA 52499	5,493,580.566	37.81%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	2,842,201.377	19.56%
	MAC & Co. FBO LVIP Non-U.S. Equity Fund P.O. Box 3198 Pittsburgh, PA 15230	1,710,347.903	11.77%
	VY DFA World Equity Portfolio 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	1,074,699.084	7.40%

*	Owner of record only (omnibus).

E(1)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA International Small Portfolio	Transamerica Premier Life Insurance Company* 4333 Edgewood Rd. NE, MS 4410 Cedar Rapids, IA 52499	4,623,317.848	37.70%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	2,020,392.209	16.47%
	MAC & Co. FBO LVIP Non-U.S. Equity Fund P.O. Box 3198 Pittsburgh, PA 15230	1,489,711.914	12.15%
	VY DFA World Equity Portfolio 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	814,324.912	6.64%
VA Short-Term Fixed Portfolio	Transamerica Premier Life Insurance Company* 4333 Edgewood Rd. NE, MS 4410 Cedar Rapids, IA 52499	7,204,721.660	42.32%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	2,945,128.018	17.30%
	MAC & Co FBO LVIP Total Bond Fund P.O. Box 3198 Pittsburgh, PA 15230	2,393,977.421	14.06%
	JPMorgan Chase Bank Custodian FBO Intelligent Variable Annuity TIAA-CREF 4 New York Plaza 12th Fl. New York, NY 10004	1,482,044.691	8.71%
	Ameritas Life Insurance Corporation Separate Account* 5900 O Street Lincoln, NE 68510	1,153,084.786	6.77%
VA Global Bond Portfolio	Transamerica Premier Life Insurance Company* 4333 Edgewood Rd. NE, MS 4410 Cedar Rapids, IA 52499	8,267,082.533	40.41%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	5,348,217.665	26.14%
	MAC & Co FBO LVIP Total Bond Fund P.O. Box 3198 Pittsburgh, PA 15230	3,042,095.577	14.87%

*	Owner of record only (omnibus).

E(2)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA VA Global Moderate Allocation Portfolio – Institutional Class	Delaware Life Insurance and Annuity Company* 96 Worcester Street Wellesley Hills, MA 02481	2,397,043.346	37.19%
	Argus International Life Insurance Limited* 14 Wesley Street Hamilton, Bermuda	1,568,857.794	24.34%
	JP Morgan Chase Bank Custodian FBO Intelligent Variable Annuity TIAA-CREF 4 New York Plaza 12th Fl. New York, NY 10004	1,429,314.842	22.17%
	Jefferson National Life Insurance Co.* 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	753,732.951	11.69%

*	Owner of record only (omnibus).

E(3)

VOTING INSTRUCTION CARD

Dimensional

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR VOTING INSTRUCTION *TODAY!***

VOTING INSTRUCTION OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 515-4479 Monday through Friday 9 a.m. to 10 p.m. Eastern time

RE: INSURANCE COMPANY

SHAREHOLDER REGISTRATION FIELD

CONTROL NUMBER 123456789101

DFA Investment Dimensions Group Inc. ("DFAIDG")
[MERGE - name of fund]

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Joint Meeting of Shareholders (the "Meeting") to be held at the DFAIDG's principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, on Friday, May 8, 2015, at 9:00 a.m. (Central Time), and any adjournments or postponements thereof. The Separate Account/Qualified Plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified Plan will vote shares attributable to your policy/account "FOR" the proposal described on the reverse side (the "Proposal"). With respect to those shares for which no voting instructions have been received by the Separate Account/Qualified Plan on or before May 8, 2015, the Separate Account/Qualified Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement, dated March 12, 2015.

The undersigned hereby revokes any prior instruction, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, the proxies will vote his or her shares "FOR" any Proposal that lacks an instruction. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

This voting instruction is solicited on behalf of the DFAIDG's Board of Directors, and may be revoked prior to its exercise by filing with the Insurance Company/Qualified Plan an instrument revoking this voting instruction or a duly executed voting instruction bearing a later date.

Do you have questions? If you have any questions about how to vote your Voting or about the meeting in general, please call **toll-free (800) 515-4479**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement are available at http://us.dimensional.com/2015-proxyvote/VAstatement.pdf.

VA MASTER VIF FORM

[MERGE - name of fund]

VOTING INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTING INSTRUCTION TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Voting Instruction should be exactly as your name(s) appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign this Voting Instruction Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

By signing and dating above, you instruct the Separate Account/Qualified Plan to vote shares of the Series attributable to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this Voting Instruction Card will be voted as indicated on the reverse side as "FOR" the Proposal if no choice is indicated. The Voting Instruction Card will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE PROPOSALS (SET FORTH BELOW) HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. This voting instruction card will be voted as instructed. If no specification is made, the voting instruction card will be voted "FOR" the proposal. If this voting instruction card is not returned or is returned and not properly executed the Insurance Company/Qualified Plan will vote your shares in the same proportion as it votes the shares for which it has received instructions.

To vote, mark circle per proposal in blue or black ink. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
1) Election of Eight Directors (A) David G. Booth; (B) George M. Constantinides; (C) John P. Gould; (D) Roger G. Ibbotson; (E) Edward P. Lazear; (F) Eduardo A. Repetto; (G) Myron S. Scholes; and (H) Abbie J. Smith	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

YOU MAY VOTE ON THE PROPOSED CHANGES IN THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

	FOR ALL	AGAINST ALL	ABSTAIN ALL
VOTE ON CHANGES AS A GROUP—TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE CIRCLE:	○	○	○

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY - TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE VOTE PER PROPOSAL:

	FOR	AGAINST	ABSTAIN
2) Approval of a "Manager of Managers" Structure.	○	○	○
3) Approval of a New Sub-Advisory Agreements as follows:			
3a) Approval of a New Sub-Advisory Agreement with DFA Australia Limited.	○	○	○
3b) Approval of a New Sub-Advisory Agreement with Dimensional Fund Advisors Ltd.	○	○	○
4) Approval of an Updated Investment Management Agreement with Dimensional Fund Advisors LP.	○	○	○
5) Approval of an Amendment to the Fundamental Investment Limitation Regarding Investments in Commodities.	○	○	○
6) Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration policy.	○	○	○

THANK YOU FOR VOTING

VA MASTER VIF FORM

PROXY CARD

Dimensional

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 515-4479 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER REGISTRATION FIELD

CONTROL NUMBER 123456789101

DFA Investment Dimensions Group Inc. ("DFAIDG")
[MERGE - name of fund]

The undersigned shareholder(s) of the above-mentioned fund (the "Fund," a portfolio/series of DFA Investment Dimensions Group Inc. (the "Company")) hereby appoint(s) Catherine L. Newell, Valerie A. Brown, and Patrick M. Keating, each with full power of substitution, the proxy or proxies to: (i) attend the Special Joint Meeting of Shareholders (the "Meeting") to be held at the Company's principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, on Friday, May 8, 2015, at 9:00 a.m. (Central Time), and any adjournments or postponements thereof; and (ii) vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement, dated March 12, 2015.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, the proxies will vote his or her shares "FOR" any Proposal that lacks an instruction. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

This proxy is solicited on behalf of the Company's Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call **toll-free (800) 515-4479**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement are available at http://us.dimensional.com/2015-proxyvote/VAstatement.pdf.

VA MASTER BALLOT

[MERGE - name of fund]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted "FOR" any Proposal that lacks a specification. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

		FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
1)	Election of Eight Directors (A) David G. Booth; (B) George M. Constantinides; (C) John P. Gould; (D) Roger G. Ibbotson; (E) Edward P. Lazear; (F) Eduardo A. Repetto; (G) Myron S. Scholes; and (H) Abbie J. Smith	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

YOU MAY VOTE ON THE PROPOSED CHANGES IN THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

	FOR ALL	AGAINST ALL	ABSTAIN ALL
VOTE ON CHANGES AS A GROUP—TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE CIRCLE:	○	○	○

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY - TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE CIRCLE BELOW, ONE VOTE PER PROPOSAL:

		FOR	AGAINST	ABSTAIN
2)	Approval of a "Manager of Managers" Structure.	○	○	○
3)	Approval of New Sub-Advisory Agreements as follows:			
3a)	Approval of a New Sub-Advisory Agreement with DFA Australia Limited.	○	○	○
3b)	Approval of a New Sub-Advisory Agreement with Dimensional Fund Advisors Ltd.	○	○	○
4)	Approval of an Updated Investment Management Agreement with Dimensional Fund Advisors LP.	○	○	○
5)	Approval of an Amendment to the Fundamental Investment Limitation Regarding Investments in Commodities.	○	○	○
6)	Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration.	○	○	○

THANK YOU FOR VOTING

VA MASTER BALLOT